                                             FOUR GATEWAY CENTRE
                                               AURORA, COLORADO

                                                LEASE AGREEMENT

                                                    between

                                           GATEWAY OFFICE FOUR, LLC

                                                      and

                                            FRONTIER AIRLINES, INC.

                                            Dated December 15, 2000

                                            GATEWAY OFFICE BUILDING
                                            -----------------------

                                                 LEASE SUMMARY
                                                 -------------

1.       Landlord:                          Gateway Office Four, LLC

2.       Tenant:                            Frontier Airlines, Inc.

3.       Guarantor:                         None

4.       Premises:                          Suite No. (To be determined)

5.       Rentable Square Feet:              16,070

6.       Commencement Date:                 See Section 3.3 below

7.       Expiration Date:                   June 30, 2011

8.       Term:                              Ten (10) years following the Rent Commencement Date

9.       Rent Commencement Date:    July 1, 2001

10.      Initial Base Rent:                 $8.00/sq. ft/year NNN

11.      Increase in Base Rent:             See Section 1.2

12.      Security Deposit:          $12,427.47

13.      Tenant's Pro Rata Share
         of the Building                    25.70%

14.      Broker:                            Coldwell Banker Commercial American Spectrum

15.      Right of First Offer:              See Exhibit K

Note:    This Lease  Summary  does not in any way modify  the terms of the Lease  Agreement,  but rather is for information  purposes  only.  The Lease  Agreement  should be consulted for all specific  terms and in the event of any conflict  between this Lease  Summary and the Lease  Agreement,  the Lease  Agreement
         shall control.

                                                        -iii-
                                                LEASE AGREEMENT

                                               TABLE OF CONTENTS
                                               -----------------

ARTICLES                                                                                                       PAGE
--------                                                                                                       ----

3

                                               LIST OF EXHIBITS
                                               ----------------

                                                                                            Principal Reference
Exhibit                    Description                                                         "In Section/Article"
-------                    -----------                                                         --------------------

"A"               Legal Description.............................................................................1.4
"B"               Floor Plan of Premises.......................................................................1.17
"C"               Operating Expenses...........................................................................1.11

"F"               Commencement Memorandum.......................................................................1.8
"G"               Reserved.....................................................................................31.4
"H"               Estoppel Certificate...........................................................................51
"I"               Subordination, Non-Disturbance, and Attornment Agreement.......................................51
"J"               Reserved .....................................................................................n/a
"K"               Right of First Offer ........................................................................1.17
                  Attachment 1 (First Offer Space) .............................................................K-1

                                                        -31-

                                                                                                    Tenant Initials
                                         GATEWAY OFFICE FOUR BUILDING

                                                LEASE AGREEMENT
                                                ---------------

         THIS LEASE  AGREEMENT  (the "Lease"),  is made and entered into as of the 15th day of December,  2000, between GATEWAY OFFICE FOUR, LLC, a Colorado limited liability  company  ("Landlord"),  and FRONTIER  AIRLINES,
INC., a Colorado corporation ("Tenant").

         NOW, THEREFORE, Landlord and Tenant agree as follows:

ARTICLE 1
------------------
                                                  DEFINITIONS
                                                  -----------

1.1      Reserved

1.2      "Base Rent" shall be determined as follows:

(i)      During  months one (1) through  thirty-six  (36) of the Lease Term,  the Base Rent shall be calculated using Eight Dollars ($8.00) per square foot of Rentable Area in the Premises per year.

(ii)     During months  thirty-seven  (37) through  seventy-two  (72) of the Lease Term, the Base Rent shall be calculated  using Eight  Dollars and  Sixty-One  Cents ($8.61) per square foot of Rentable Area in the Premises per year.

(iii)    During months  seventy-three  (73) through one hundred  twenty (120) of the Lease Term,  the Base Rent shall be calculated using Nine Dollars and  Twenty-Eight  Cents ($9.28) per square foot of Rentable Area in the
Premises per year.

                  The Base Rent due for the first full  calendar  month  during the Lease Term shall be paid to
Landlord by Tenant on the Commencement Date.

1.3      "Building"  shall mean (i) the parcel of real  property  described in Exhibit "A" attached  hereto and incorporated  herein;  (ii) the office  building and parking  structure  built or to be built on such parcel of real  property;  and (iii)  any and all other  improvements  thereon  and  appurtenances  thereto.  The  street address of the  Building  shall be  determined  prior to the  Commencement  Date;  such  street  address may be modified by Landlord not more than once during the Lease Term.

1.4      "Building  Shell"  shall mean the  condition of the Building  completed  in  accordance  with the Base
Building Improvements as defined in the Work Letter attached hereto and incorporated herein.

1.5      "Commencement  Date" shall mean the date on which  Landlord  delivers the Premises to Tenant to enable
Tenant to complete its "Tenant Improvements" thereto in accordance with Section 3.3 below and the Work Letter.

1.6      "Commencement  Memorandum"  shall  mean a  document  similar  to  Exhibit  "F"  attached  hereto.  The
Commencement  Memorandum,  among other  things,  shall contain a reference to the Rentable Area of the Building and the  Rentable  Area of the  Premises.  Tenant  agrees that the  Rentable  Area of the Building and Rentable
Area of the Premises stated in the Commencement Memorandum shall be binding throughout the Lease Term.

1.7      Reserved

1.8      "Laws"  shall  mean  all  applicable  statutes,  regulations,   ordinances,  requirements  and  orders
promulgated  by any federal,  state,  local or regional  governmental  authority now in force or in force after the Commencement Date.

1.9      "Lease Term" shall mean the term  commencing on the Rent  Commencement  Date and continuing  until one hundred  twenty  (120)  months  after the  first  day of the  first  full  calendar  month  following  the Rent
Commencement  Date;  provided,  however,  that the term of  Tenant's  and  Landlord's  rights  and  obligations hereunder shall be subject to Tenant's early termination right set forth in Section 3.5 hereof.

1.10     "Mortgagee"  shall mean the mortgagee under a mortgage or beneficiary  under a deed of trust holding a lien  encumbering  the  Building  or any holder of a ground  leasehold  interest  in the  Building  or any part thereof.

1.11     "Operating  Expenses"  shall mean all costs of any kind required to operate,  clean,  equip,  protect, light, repair,  replace, heat,  air-condition and maintain the Building "Common Areas" (as hereinafter defined)
as a first class  office  project  consistent  with  standards  adopted by  landlords  of  comparable  Class A, single-story  office projects in the Northeast  Denver office market.  As used herein,  the term "Common Areas"
shall mean those  portions of the Building  which are not leased to and used on an  exclusive  basis by tenants of the Building  (i.e.,  "Common  Areas"  excludes the  Premises and other  premises in the Building  leased to tenants).  Operating  Expenses  shall  include  without  limitation,  all of the  following:  (i)  all  amounts charged to the Building  pursuant to any  covenants,  codes,  restrictions,  or agreements  with respect to the real  property;  (ii) Real Property  Taxes;  (iii) all costs,  charges and  surcharges  for  janitorial,  waste disposal,  snow and ice removal and refuse removal and all other utilities and services  provided to the Common
Areas or which benefit all tenants of the Building;  (iv)  insurance  costs for which  Landlord is  responsible under this  Lease or which  Landlord  or any  Mortgagee  deems  necessary  or  prudent;  (v) any costs  levied, assessed or imposed  pursuant to any applicable  Laws;  (vi) the cost  (amortized  over such period as Landlord reasonably  determines  together with interest on the  unamortized  balance at two percentage  points (2%) over the rate of interest  announced from time to time by U. S. Bank, as its prime or reference  commercial  lending rate) of any capital  improvements to the Building  (excluding tenant  improvements) or equipment  replacements made by Landlord  after the  Commencement  Date that are  intended to reduce  other  Operating  Expenses or are required by any Laws or are  necessary in order to operate the  Building at the same quality  level as prior to such  replacement;  (vii)  costs and  expenses of  operation,  repair and  maintenance  of all  structural  and mechanical portions and components of the Building  including,  without  limitation,  plumbing,  communication, heating,  ventilating and air-conditioning  ("HVAC"),  and electrical and other common Building systems used by all tenants;  (viii) all costs  incurred in the  management  and operation of the Building  including,  without limitation,  gardening and landscaping,  maintenance of all parking areas, structures and garages,  maintenance of signs,  resurfacing and repaving,  painting,  lighting,  cleaning, and provision of Building security;  (ix)
rental or lease  payments  paid by Landlord for rented or leased  personal  property  used in the  operation or maintenance  of  portions  of the  Building  used by all  tenants;  (x) wages,  salaries  and other labor costs incurred in the management and operation of the Building;  (xi) fees for required  licenses and permits;  (xii)
reasonable  legal,  accounting and other  professional  fees;  (xiii)  reasonable and appropriate  reserves for repair and  replacement;  and (xiv) a  reasonable  allowance  to Landlord  for  management  of the Building and supervision  of all of the  foregoing,  not to exceed the greater of (1) three and one-half  percent  (3.5%) of the total gross  rental  revenues  derived  from the  Building,  or (2) the amount  charged for by landlords of comparable  Class A, single story office  projects in the Northeast  Denver office  market.  If the Building is not fully  occupied  during any portion of the Lease Term,  Landlord  shall make an  appropriate  adjustment to
Operating  Expenses for such period  employing  sound  accounting and management  principles,  to determine the amount of Operating  Expenses that would have been incurred had the Building  been fully  occupied  during such period  (collectively  referred to as "Grossed-Up").  Notwithstanding  the foregoing,  Operating Expenses shall not include the items  described on Exhibit "C" attached  hereto.  Landlord's  good faith estimate of Operating
Expenses for the first year of the Building's  operation is included on Exhibit "C".  Tenant  acknowledges  and agrees,  however,  that the  Building  has not been  constructed  as of the date of this Lease and the  amounts shown on Exhibit "C" are estimates  only and are not binding upon  Landlord in the event that actual  Operating
Expenses differ from such estimate.

1.12     "Premises"  shall mean that space  outlined  on the floor plan  attached  to this Lease as Exhibit "B"
and  incorporated  herein.  The Premises are stipulated for all purposes to contain  Sixteen  Thousand  Seventy
(16,070)  square feet of Rentable  Area;  provided  that such square  footage may be increased  pursuant to the
Right of First Offer attached hereto as Exhibit "K."

1.13     "Real Property Taxes" shall mean and include any form of tax,  assessment,  license fee,  license tax, business license fee, commercial rental tax, levy, charge,  penalty, tax or similar imposition,  imposed by any authority  having the direct power to tax,  including any city,  county,  state or federal  government,  or any school,  lighting,  drainage,  transportation,  air pollution,  environmental  or other  improvement or special assessment  district  thereof,  as against any legal or equitable  interest of Landlord in the Building  and/or the  Premises,  including,  but not limited to, the  following:  (i) any tax on  Landlord's  "right" to rent or
"right" to other income from the Premises or as against Landlord's  business of leasing the Premises;  (ii) any assessment,  tax, fee, levy or charge in substitution,  partially or totally, of any assessment, tax, fee, levy or charge  previously  included within the definition of Real Property Taxes (it is the intention of Tenant and
Landlord that all such new and increased  assessments,  taxes,  fees, levies and charges be included within the definition of "Real Property Taxes" for the purposes of this Lease);  (iii) any  assessment,  tax, fee, levy or charge allocable to or measured by the area of the Premises or the rent payable hereunder,  including,  without limitation,  any gross income tax or excise tax levied by the state,  county,  city or federal  government,  or any  political  subdivision  thereof,  with respect to the receipt of such rent, or upon or with respect to the possession,  leasing,  operating,  management,  maintenance,  alteration,  repair,  use  or  occupancy  of  the
Building,  or any  portion  thereof;  (iv) any  assessment,  tax,  fee,  levy or charge  upon this  transaction creating or  transferring  an interest or an estate in the  Premises;  (v) any  assessment,  tax,  fee, levy or charge  based upon the  number of people  employed,  working  at, or using the  Premises  or the  Building,  or utilizing  public or private  transportation  to commute to the Premises or the Building;  and (vi)  reasonable legal and other  professional  fees,  costs and  disbursements  incurred  in  connection  with  proceedings  to contest,  determine or reduce Real  Property  Taxes.  Real  Property  Taxes shall not include  federal or state income,  franchise,  inheritance or estate taxes of Landlord or any of the parties which  comprise  Landlord or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building.

1.14     "Rentable Area" of the Premises shall mean Sixteen  Thousand  Seventy  (16,070) square feet subject to adjustment  prior to the Rent  Commencement  Date,  the  amount  of which  adjustment  shall be  determined  by
Landlord's  architect within a reasonable time after construction of the demising wall, which calculation shall include an add-on  factor equal to the Tenant's  Share of any common  areas within the  Building.  The Building is  stipulated  for all  purposes  to contain  Sixty Two  Thousand  Five  Hundred Six  (62,556)  square feet of
Rentable Area.  Notwithstanding  the foregoing,  upon completion of construction of the Building,  the Premises and the Building  shall be measured and  calculated  by Landlord,  at its sole cost and expense,  within ninety
(90) days after the Commencement  Date, in accordance with BOMA Publication  ANSIZ 65.1-1996 (the  "Measurement
Standard").  Landlord shall provide Tenant with backup  documentation  evidencing  such  calculation.  Upon the determination  of the actual size of the Premises in accordance  with the  Measurement  Standard,  Landlord and
Tenant shall execute a confirmatory  amendment  setting forth the actual Rentable Area and Tenant's Share,  and the Rent and Tenant's Share shall be adjusted accordingly, if necessary.

1.15     "Rent  Commencement  Date"  shall  mean July 1,  2001,  as the same may be  extended  pursuant  to the provisions of Section 3.3 below.

1.16     "Security  Deposit"  shall mean the sum of Twelve  Thousand  Four Hundred  Twenty-seven  and 47/100ths
Dollars ($12,427.47).

1.17     "Tenant's  Share" shall be a fraction of which the  numerator is the Rentable  Area of the Premises as set forth in Section  1.14 and the  denominator  is the  Rentable  Area in the Building as set forth in Section
1.14.

ARTICLE 2
------------------
                                           GRANT OF LEASEHOLD ESTATE
                                           -------------------------

         Subject to and upon the terms and conditions  herein set forth,  Landlord  hereby leases to Tenant and
Tenant hereby leases from  Landlord the  Premises.  Landlord  hereby leases the Premises to Tenant on a "Triple
Net"  basis.  Landlord  shall  not be  obligated  to pay any  expenses  or incur  any  liabilities  of any kind relating to the Premises or Building during the Term,  except as specifically  assumed by Landlord  pursuant to the terms hereof.

ARTICLE 3
------------------
                                                  LEASE TERM
                                                  ----------

3.1      Shell   Improvements.   Landlord  will   construct  or  install  in  the  Premises  the   improvements
contemplated by Section 4.2 of the Work Letter (the "Shell  Improvements")  prior to the Commencement Date, and thereafter  shall complete  construction  of the "Base Building  Improvements"  (as defined in the Work Letter)
prior to the Rent Commencement  Date.  Landlord will be deemed to have delivered  possession of the Premises to
Tenant on the  Commencement  Date, as it may be adjusted  pursuant to Section 3.3 and the Work Letter,  so that
Tenant may then commence  construction of its "Tenant  Improvements" to the Premises.  Tenant acknowledges that neither  Landlord  nor  its  agents  or  employees  have  made  any  representations  or  warranties  as to the suitability or fitness of the Premises for the conduct of Tenant's  business or for any other purpose,  nor has
Landlord or its agents or employees  agreed to undertake any  alterations or construct any tenant  improvements to the Premises  except as expressly  provided in this Lease and the Work  Letter.  If for any reason  Landlord cannot  deliver  possession  of the  Premises  to  Tenant  with the  Shell  Improvements  completed  or has not completed the Base Building  Improvements on or before the dates therefor  specified in Section 3.3 below, this
Lease will not be void or voidable  except as expressly  provided  pursuant to such Section,  and Landlord will not be liable to Tenant for any resultant loss or damage.

3.2      Reserved.

3.3      Commencement  Date.  Landlord  covenants to use commercially  reasonable  efforts to cause substantial completion  of (i) the Shell  Improvements  and  delivery of the  Premises  to Tenant for  purposes of Tenant's construction  of the Tenant  Improvements  in accordance  with the Work Letter on or before April 1, 2001,  and
(ii)  substantial  completion of the Base Building  Improvements  on or before July 1, 2001. If Landlord  fails to meet  either or both of the  foregoing  dates due to  default  on the part of  Landlord  (as  determined  in accordance  with Article 26 below) or as a result of the  occurrence of events of force majeure as described in
Article 41 below,  then as Tenant's sole remedies for the delay in Tenant's  taking  possession of the Premises or the completion of the Base Building  Improvements,  (a) Tenant shall be entitled to one (1) day of free Rent in the Premises  for each day that  Landlord  fails to timely  deliver the Shell  Improvements  and/or the Base
Building  Improvements as required  herein (the "Free Rent Period");  (b) the Rent  Commencement  Date shall be delayed for the period of delay in  substantial  completion of the Shell  Improvements  and/or  delivery of the
Premises,  as applicable,  resulting from Landlord's  default and for the duration of the Free Rent Period; and
(c) the  Expiration  Date of the Lease  Term  shall  likewise  be  extended;  provided,  that in the event that substantial  completion of the Shell  Improvements and delivery of the Premises and/or  substantial  completion of the Base Building  Improvements  has not occurred on or before January 1, 2002 due to default on the part of
Landlord  (determined in accordance  with Article 26 below) or as a result of the occurrence of events of force majeure as  described in Article 41 below,  then Tenant  shall have the right to terminate  this Lease upon ten
(10) days' prior written notice to Landlord.  The date on which Landlord  actually  delivers  possession of the
Premises to Tenant in accordance with the foregoing is referred to herein as the "Commencement Date."

3.4      Term.  The term of this Lease is the Lease Term.

3.5      Option  to  Terminate.  Provided  Tenant  is not in  default  of its  obligations  under the Lease and
Tenant has not assigned its rights under the Lease (except as permitted  pursuant to Article 17 below),  Tenant shall have the option to terminate this Lease ("Option to Terminate")  after  completion of the sixtieth (60th)
month of the Lease Term upon the following  terms and conditions.  In order to effectively  exercise the Option to Terminate,  Tenant shall deliver written notice of its exercise of the Option to Terminate,  to be effective twelve (12) months  following  such  exercise,  and shall pay a  termination  fee equal to the sum of (1) three months Rent effective as of the date of such notice,  and (2) all unamortized  leasing  commissions of Landlord due in connection with this Lease,  all as reasonably  determined by Landlord using an interest rate of 11% per annum.  In the event  Tenant  delivers  its notice  that it has elected to  exercise  the Option to  Terminate,
Landlord  shall  deliver to Tenant,  Landlord's  determination  of the  termination  fee.  Tenant shall pay the termination fee to Landlord within thirty (30) days after receipt of Landlord's  determination  of such fee, at which time this Lease shall be deemed  terminated  with no further  obligation  on the part of either  party to the other except for those  obligations  which  specifically  survive the expiration or earlier  termination of this Lease.  The Option to Terminate shall be null and void if any of the following  occur: (i) Tenant fails to pay the  termination fee within the time period  provided  herein,  or (ii) Tenant assigns its rights under the
Lease.

ARTICLE 4
------------------
                                       USE OF PREMISES AND COMMON AREAS
                                       --------------------------------

4.1      Premises.   The  Premises  shall  be  used  for  general  and  administrative   office  purposes  with
communication  support  capabilities  (i.e. as a  reservation  call center) and for no other  purposes.  Tenant will use the Premises in a careful,  safe,  and proper  manner.  Tenant  agrees not to use or permit the use of the Premises for any purpose  which is illegal or  prohibited by any  applicable  law, or which,  in Landlord's reasonable  opinion,  creates a nuisance or would  materially  increase  the cost of  insurance  coverage  with respect  to the  Building.  Tenant  shall  not use or  occupy  the  Premises  in  violation  of such  rules and regulations  described in Article 15 below nor in violation of any other laws, recorded  covenants,  conditions or  restrictions  affecting  the  Building.  Tenant  shall have access to the  Premises  for the use  permitted hereunder twenty-four (24) hours per day, three hundred sixty-five (365) days per year.

4.2      Common  Areas of  Building.  Tenant  shall  have the  nonexclusive  right to use in common  with other tenants  in the  Building,  and  subject to the rules of the  Building  referred  to in  Article15  below,  the following areas ("Common Areas")  appurtenant to the Premises:  (i) the common  entrances,  lobbies,  restrooms and accessways,  loading docks,  ramps, drives and platforms and any passageways and serviceways  thereto,  and the common pipes,  conduits,  wires and  appurtenant  equipment  serving the  Premises;  and (ii) parking areas
(subject to such reasonable  rules and regulations  relating thereto as may be adopted by Landlord from time to time),  loading and unloading  areas,  trash areas,  roadways,  sidewalks,  walkways,  parkways,  driveways and landscaped areas appurtenant to the Building.

4.3      Landlord's  Rights  in  Common  Areas.   Landlord  reserves  the  right  from  time  to  time  without unreasonable  interference  with  Tenant's  use or  Tenant's  access  to the  Premises:  (i) to  install,  use, maintain,  repair and replace pipes,  ducts,  conduits,  wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling  surfaces,  below the floor surfaces,  within the walls and in the  central  core  areas,  and to  relocate  any pipes,  ducts,  conduits,  wires and  appurtenant  meters and equipment  included  in the  Premises  which are  located in the  Premises  or located  elsewhere  outside  the
Premises,  and to  expand  the  Building;  (ii)  to  make  changes  to the  Common  Areas,  including,  without limitation,  changes in the location,  size,  shape and number of driveways,  entrances,  loading and unloading areas,  ingress,  egress,  direction  of traffic,  landscaped  areas and walkways  and,  subject to the Parking
Agreement,  parking  spaces  and  parking  areas;  (iii) to  close  temporarily  any of the  Common  Areas  for maintenance  purposes so long as reasonable  access to the Premises remains  available;  (iv) to use the Common
Areas while engaged in making additional  improvements,  repairs or alterations to the Building, or any portion thereof;  and (v) to do and perform  such other acts and make such other  changes in, to or with respect to the
Common Areas and Building as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

4.4      Prohibited Use of Common Areas.  Tenant may not display or sell  merchandise or allow portable  signs, devices  or any other  objects  to be  stored  or to remain  outside  the  defined  exterior  walls or roof and permanent  doorways of the Premises.  In addition,  Tenant shall not solicit by handbills,  bumper  stickers or other  advertising  devises,  in any  manner,  in the  parking  areas  or  Common  Areas  of the  Building.  No advertising medium may be used by Tenant which can be heard or experienced outside the Premises.

4.5      Affirmative  Covenants  of Tenant.  Without in any way  limiting or  restricting  other  covenants  of
Tenant elsewhere in this Lease contained, the Tenant affirmatively covenants and agrees as follows:

                  a.       Tenant shall neither  permit or suffer any conduct,  noise,  odor or other  nuisance about the Premises to annoy or disturb any persons occupying adjacent premises or Common Areas;

                  b.       Tenant shall keep the Premises  including all service  and/or  loading areas for the
Premises free from all litter,  dirt and  obstructions,  and shall not advertise  within the Building or Common
Areas except as designated by Landlord.

                  c.       Tenant shall  arrange for and accept  deliveries  only at such times,  in the areas, and through the entrances designated for such purpose by Landlord.

                  d.       Tenant  shall keep the  Premises  clean and in the  sanitary  condition  required by ordinance and regulations of any governmental or quasi-governmental unit having jurisdiction;

                  e.       Tenant  shall  neither  permit  or  suffer  the  Premises,  or the  walls or  floors thereof, to be endangered by overloading; and

                  f.       Tenant shall  properly  maintain the HVAC system in the Premises  including,  at the option of Landlord,  subscribing  to a service  selected by Landlord for such  maintenance  and paying the fees therefor.

4.6      Garbage and Refuse  Collection.  Tenant  shall keep all  garbage and refuse in the kind of  containers designated  by Landlord  which  Tenant  shall place  outside of the Premises  prepared  for  processing  and/or collection  in  such  manner  and  at  such  times  and  places  specified  by  Landlord.  Landlord  shall  use commercially  reasonable  efforts  to  contract  with a garbage  disposal  company  which  implements  a refuse recycling  program at the Building so long as  implementation of such recycling program does not (i) materially increase the cost of providing refuse  collection and disposal at the Building,  or (ii) conflict with or cause cancellation of Landlord's  refuse  collection and disposal  contracts for other properties within the vicinity of the  Building  which may include  the  Building  and other  properties  owned by  Landlord on an  "umbrella"
contract basis.

ARTICLE 5
------------------
                                                   BASE RENT
                                                   ---------

5.1      Base Rent.  Tenant  agrees to pay to Landlord  during the Lease Term,  without any setoff or deduction whatsoever  the Base Rent,  and all such other sums of money as shall become due hereunder as Additional  Rent.
Should Tenant fail to pay any Additional  Rent in a timely  manner,  Landlord shall be entitled to exercise all such rights and remedies as are herein  provided in the case of the  nonpayment  of Base Rent.  The annual Base
Rent for each calendar year or portion thereof during the Lease Term,  together with estimated  Additional Rent pursuant  to Article 6 hereof  then in effect,  shall be due and  payable in  advance,  in lawful  money of the
United  States  of  America  which  shall  be legal  tender  at the  time of  payment,  in  twelve  (12)  equal installments  on the first day of each  calendar  month  during the initial  Lease Term and any  extensions  or renewals  thereof,  and  Tenant  hereby  agrees  to pay such  Base  Rent and  Additional  Rent to  Landlord  at
Landlord's  address  provided  herein (or such other  address as may be  designated by Landlord in writing from time to time)  monthly,  in advance,  and without  demand.  If the Lease Term commences on a day other than the first day of a month or terminates on a day other than the last day of a month,  then the  installments of Base
Rent and  Additional  Rent for such  month or months  shall be  prorated,  based on the  number of days in such month.  The first monthly installment of Base Rent shall be due and payable on the Commencement Date.

5.2      Additional  Rent. All charges  payable by Tenant  hereunder other than Base Rent  (including,  without limitation,  Taxes,  utilities  charges,  if applicable,  and Operating  Expenses payable pursuant to Article 6 below) are called  "Additional Rent." Unless this Lease provides  otherwise,  all Additional Rent shall be paid with the next  monthly  installment  of Base Rent.  Base Rent and  Additional  Rent are  sometimes  referred to collectively as "Rent."

5.3      Interest and  Administrative  Charges on Late  Payments.  All  installments  of Rent not paid when due and payable  shall bear  interest and incur the  administrative  charges as set forth  hereinbelow.  Landlord's acceptance  of any late charge or interest  shall not  constitute a waiver of Tenant's  default with respect to the overdue  amount nor prevent  Landlord  from  exercising  any of the other rights and remedies  available to
Landlord under this Lease or any law now or hereafter in effect.

ARTICLE 6
------------------
                                                ADDITIONAL RENT
                                                ---------------

         Commencing on the  Commencement  Date,  Tenant shall pay for Tenant's Share of all expenses related to the Building,  except for those expenses  specifically  excluded from the  definition of Operating  Expenses in
Section 1.11 hereof, including, but not limited to the following:

6.1      Operating  Expenses and Taxes.  Tenant shall pay to Landlord as  Additional  Rent in  accordance  with the  payment  provision  provided  herein,  Tenant's  Share of the total  annual  Operating  Expenses  and Real
Property  Taxes.  Such amount shall be paid in advance in monthly  installments  on the same dates as Base Rent is due and payable  hereunder  based on Landlord's  notice  delivered to Tenant from time to time setting forth
Landlord's  good faith estimate of the Operating  Expenses for the current  calendar year.  Landlord shall have the right to  prospectively  adjust such  amount no more than once a year to reflect any changes in  Landlord's estimate of Operating Expenses.

6.2      Annual  Statement of Operating  Expenses.  By April 1 of each  calendar year during the Lease Term, or as soon  thereafter  as  practicable  but no later than May 1,  Landlord  shall  furnish to Tenant a  statement
("Actual  Statement")  of Landlord's  annual  Operating  Expenses,  for the previous  calendar year. If for any calendar  year the amounts  collected  from Tenant for the prior year,  as a result of  Landlord's  estimate of
Operating  Expenses,  exceeds the amount of the Operating  Expenses  actually due during such prior year,  then
Landlord shall refund to Tenant any  overpayment (or at Landlord's  option,  apply such amount against Rent due or to  become  due  hereunder).  Likewise,  Tenant  shall pay to  Landlord,  on  demand,  any  underpayment  of
Operating  Expenses  with respect to the prior year with the first Base Rent payment  payable  after receipt of the Actual Statement.

6.3      Audit  Right.  In the event of any good faith  dispute as to the amount of the  Operating  Expenses as set forth in the  Actual  Statement  of  actual  Operating  Expenses,  Tenant  shall  have the  right,  no more frequently  than once per  calendar  year,  after notice to Landlord and at  reasonable  times,  to inspect and photocopy  Landlord's  Operating  Expenses  records  at  Landlord's  offices.  If,  after such  inspection  and photocopy,  Tenant  continues,  in good faith, to dispute the amount of Operating  Expenses as set forth in the
Actual  Statement,  Tenant shall be entitled not later than ninety (90) days following  Tenant's  receipt of an
Actual  Statement to retain a national,  independent,  certified  public  accountant who is not contracted on a contingency  fee basis and is  mutually  acceptable  to  Landlord  and  Tenant  to audit  Landlord's  Operating
Expenses  records with respect to the calendar year covered by Actual  Statement to determine the proper amount of  Operating  Expenses.  Landlord  shall be  entitled  to review  the  results of such  audit  promptly  after completion  of same.  If the results of such audit states that  Landlord has  overcharged  Tenant,  then within fifteen (15) days after the results of the audit are made  available to Landlord,  Landlord shall credit Tenant the amount of such  overcharge  toward the payments of Base Rent and Additional Rent next coming due under this
Lease.  If such audit proves that Landlord has  undercharged  Tenant,  then within  fifteen (15) days after the results  of the audit are made  available  to  Tenant,  Tenant  shall pay to  Landlord  the  amount of any such undercharge.  Tenant agrees to pay the cost of such audit,  provided that Landlord shall  reimburse  Tenant the amount of such cost if the  results  of such  audit  states  that  Landlord's  determination  of the  Operating
Expenses (as set forth in the Actual  Statement)  was in error by more than ten percent  (10%).  If Tenant does not request an audit in accordance  with the  provisions of this Section 6.3 within one (1) year after Tenant's receipt of an Actual  Statement,  such Actual  Statement  shall be conclusively  binding upon Tenant.  Landlord shall be required to maintain  records of all Operating  Expenses for Four (4) years  following the issuance of the Operating  Expense  statement for such Operating  Expenses.  The payment by Tenant of any amounts  pursuant to this Article shall not preclude Tenant from timely questioning the correctness of any such statement.

6.4      Utilities.  Tenant  shall  pay,  as and  when  billed  by the  applicable  utility  service,  for gas, electricity,  heating,  air conditioning and ventilating  directly to the utility providing such service to the
Premises,  and shall pay Tenant's Share of all other utility  services  furnished for use in the Premises or to operate any of  Tenant's  signs  which are not  separately  metered to the  Premises.  Tenant  agrees to pay to
Landlord  monthly as a separate  charge for any utility  services  furnished  to Tenant or the Premises but not separately  metered to the Premises  such amount as shall be due in  accordance  with the rates as  established from time to time in the then current  schedule of rates of Landlord for supplying  said  utilities,  but in no event shall said rate  exceed  that for which  Tenant  would be charged  should it obtain any of said  services directly from the same third party supplier thereof.

6.5      Confidentiality.  Tenant will keep  confidential all agreements  involving the rights provided in this section and the results of any audits  conducted  hereunder.  Notwithstanding  the  foregoing,  Tenant shall be permitted  to furnish the  foregoing  information  to its  attorneys,  accountants  and  auditors to the extent necessary for such persons to perform their  respective  services for Tenant,  provided  such  permitted  party agrees in writing to keep all audit information confidential.

ARTICLE 7
------------------
                                               BUILDING SERVICES
                                               -----------------

         Landlord  agrees to furnish  Tenant the  following  services as an Operating  Expense for the Building
(except as specifically provided below):

7.1      Gas,  Water   Sewer Service.  All gas, water and sewer at those points of supply  provided for general use of other tenants in the Building.

7.2      Routine  Maintenance.  Routine  maintenance  and  electric  lighting  service for all Common Areas and service  areas of the  Building  in the manner and to the extent  reasonably  deemed by Landlord to be standard for the Building (hereinafter defined as "Building Standard").

7.3      Reserved.

7.4      Base  Electricity.  Subject to the  provisions  of Article 13,  facilities  to provide all  electrical current  required by a typical office user, as reasonably  determined by Tenant's  electrical  engineers and by
Landlord, in its use and occupancy of the Premises.

7.5      Light  Maintenance.   All  Building  Standard   fluorescent  bulb  replacement  in  the  Premises  and
fluorescent and incandescent bulb replacement in the Common Areas of the Building.

7.6      Access  Cards.  Tenant,  at its sole  cost and  expense,  shall  provide  a system  for  access to the
Premises.  Landlord  shall have no liability  to Tenant,  its  employees,  agents,  invitees or  licensees  for losses due to theft or  burglary,  or for damages  resulting  from the actions of  unauthorized  persons on the
Premises or in the  Building  and  Landlord  shall not be required to insure  against any such  losses.  Tenant shall  cooperate  fully in  Landlord's  efforts to  maintain  security  in the  Building  and shall  follow all regulations promulgated by Landlord which respect thereto.

         The  failure by  Landlord  to any extent to  furnish,  or the  interruption  or  termination  of these defined  services  in whole or part shall not render  Landlord  liable in any respect  nor be  construed  as an eviction of Tenant,  nor work an  abatement  of Rent,  nor relieve  Tenant from the  obligation  to fulfill any covenant  or  agreement  hereof.  Should  any of the  equipment  or  machinery  used in the  provision  of such services for any cause cease to function  properly,  Tenant shall have no claim for offset or abatement of Rent or damages on account of an interruption in service resulting therefrom.

ARTICLE 8
------------------
                                      IMPROVEMENTS TO BE MADE BY LANDLORD
                                      -----------------------------------

         Except as otherwise  provided in the Work Letter  attached  hereto as Exhibit  "D," all  installations and  improvements  now or hereafter  placed on the Premises shall be for Tenant's  account and at Tenant's cost
(and  Tenant  shall  pay ad  valorem  taxes  and the  cost  of any  increased  insurance  premiums  thereon  or attributable  thereto),  which cost shall be payable by Tenant to Landlord upon demand as  Additional  Rent. In addition,  in the event that the  improvements  to the Premises are of greater cost than of a typical tenant in the Building,  as reasonably  determined  by Landlord,  such that the Real Property  Taxes for the Building are greater  than they  would  otherwise  be, or in the event that any other  improvements  to the  Premises  cause assessment  of such  greater  taxes,  Tenant  shall be required to pay such excess tax amount  promptly at such times as Landlord shall from time to time designate.

ARTICLE 9
------------------
                                            MAINTENANCE AND REPAIR
                                            ----------------------

9.1       Maintenance  by Tenant.  Tenant shall,  at its sole cost and expense,  furnish,  maintain and replace all  electric  light  bulbs,  tubes,  ballasts  and tube  casings in the Premises and keep the Premises in good repair and  condition  and make all needed  repairs  and  replacements  therein or thereto,  including  without limitation  replacement of cracked or broken glass,  and  maintenance  and repair of the heating,  ventilating, and air  conditioning  systems in  accordance  with Section 9.3 below ("HVAC  System")  servicing the Premises, except for repairs  required to be made by Landlord  under Section 9.2 below,  keep all plumbing  units,  pipes and  connections  in the Premises  free from  obstruction  and protected  against ice and  freezing,  and shall maintain in good order and repair,  and in a clean and sanitary  condition,  and  replace,  as  necessary,  all portions of the Premises,  including  storefronts,  window and door frames and cases,  security  grills,  plate glass,  wall and floor  coverings.  Tenant shall also repair,  at its sole  expense,  any damage in  connection with any burglary or forcible  entry into the  Premises.  If any repairs  required to be made by Tenant are not commenced  within ten (10) days after  written  notice is delivered  to Tenant by Landlord  (unless the repairs are  required as a result of an actual or apparent  emergency,  in which event no prior  notice need be given), and thereafter  diligently  prosecuted to completion,  Landlord may, at its option,  make such repairs  without liability  to Tenant for any  reasonable  loss or damage  which may result to  Tenant's  stock or  business  by reason of such repairs,  and Tenant shall pay to Landlord  immediately upon demand as Additional Rent hereunder the cost of such repairs plus ten percent (10%) of the amount  thereof,  and failure to do so shall  constitute an event of default by Tenant.

9.2      Maintenance  by  Landlord.  Landlord  shall,  subject  to  reimbursement  as  part  of the  Building's
Operating Expenses,  keep the foundation,  the structural and exterior walls (except store fronts,  plate glass windows,  doors,  door closure  devices,  window and door frames,  molding,  locks and hardware and painting or other  treatment of interior  walls) and the roof of the Premises in good repair,  except that  Landlord  shall not be  required  to make any  repairs  caused  by the act or  negligence  of  Tenant,  its  agents,  invitees, employees,  subtenants,  assignees,  licensees  and  concessionaires,  or  necessitated  by  any  improvements, alterations  or  additions  made by or on behalf of Tenant  (whether or not  consented to by  Landlord),  which repairs  shall be made by Tenant (or, at  Landlord's  option,  by Landlord at Tenant's  expense).  In the event that the  Premises  should  become in need of  repairs  required  to be made by  Landlord,  Tenant  shall  give immediate  written  notice to Landlord and Landlord shall not be responsible in any way for failure to make any such repairs until a  commercially  reasonable  time period shall have elapsed  after  delivery of such written notice.  Landlord's  obligation  hereunder  is limited to  repairs  specified  in this  Section  9.2 only,  and
Landlord shall have no liability for any damages or injury  arising out of any condition or occurrence  causing a need for those repairs, unless otherwise specifically provided for herein.

         9.3      HVAC System  Contract.  Tenant  shall,  throughout  the Lease Term, at Tenant's sole cost and expense,  obtain and keep in force a preventative  maintenance service contract ("Service  Contract"),  in form and content and with a contractor  reasonably  acceptable to Landlord, on the HVAC System and related equipment servicing the Premises.  Tenant shall provide a copy of the Service  Contract to Landlord  within 10 days after the  Commencement  Date and thereafter upon request.  Landlord may, at any time during the Lease Term, elect to obtain a common or master  preventative  maintenance  service  contract  covering the HVAC systems of more than one tenant  premises  within the Building,  in which event,  Tenant shall no longer be required to maintain its own Service  Contract and in lieu  thereof,  Tenant shall pay to Landlord  Tenant's  Share of the costs of such common or master service contract as part of Operating Expenses.

ARTICLE 10
------------------
                                                    SIGNAGE
                                                    -------

         Landlord  shall  provide  and  install,  at  Tenant's  cost,  all  letters or numerals on doors in the
Premises;  all such  letters and  numerals  shall be in the  standard  graphics  for the Building and no others shall be used or permitted on the Premises  without  Landlord's  prior written  consent.  Landlord shall allow, exterior monument signage  incorporating  Tenant's trade name and logo to be erected by Tenant at Tenant's sole cost and expense,  at a reasonable  location  selected by Landlord,  provided,  such signage  shall comply with
Landlord's  signage  regulations as may be in effect from time to time and Tenant, at its sole cost and expense shall be solely  responsible for obtaining any required  approvals for its signage,  including the approvals of the City and County of Denver and the Gateway Park Design Review  Committee.  Failure to obtain such  approvals shall not render  this Lease void or  voidable,  and  Landlord  will not be liable to Tenant for any  resultant loss or damage.  Except as set forth above,  Tenant shall not erect any  exterior  sign or any interior  window or door signs  visible from the exterior of the Premises  without first  obtaining  the written  consent of the
Landlord.

ARTICLE 11
------------------
                                        CARE OF THE PREMISES BY TENANT
                                        ------------------------------

         Tenant  agrees not to commit or allow any waste to be  committed on any portion of the  Premises,  and at the  termination  of this Lease agrees to deliver up the Premises to Landlord in as good condition as at the
Commencement Date of this Lease, ordinary wear and tear excepted.

ARTICLE 12
------------------
                                       REPAIRS AND ALTERATIONS BY TENANT
                                       ---------------------------------

12.1     No  Alteration,   Additions,  or  Improvements  Without  Landlord's  Consent.  Tenant  shall  make  no alterations,  additions,  or  improvements  to the  Premises or any part  thereof  (hereinafter  referred to as
"Alterations")  without  obtaining  the  prior  written  consent  of  Landlord,  which  consent  shall  not  be unreasonably  withheld;  provided,  that Landlord's consent shall not be required where such Alterations (i) do not affect the  structural  components  or equipment  systems of the  Building,  (ii) do not require a building permit to perform,  (iii) do not increase the load on the Building systems or structural  components,  (iv) are completed in accordance  with all  applicable  laws,  and (v) do not cost in excess of $32,000 in the aggregate to  complete  . Tenant  shall  submit  any such  request  to  Landlord  at least  thirty  30) days prior to the proposed  commencement  date of such  work.  Landlord  may  impose,  as a  condition  to such  consent,  and at
Tenant's sole cost,  such  requirements  as Landlord may deem  necessary in its  judgement,  including  without limitation,  the manner in which the work is done,  a right of approval of the  contractor  by whom the work is to be  performed  and the  times  during  which  the work is to be  accomplished,  approval  of all  plans  and specifications  and the  procurement  of all licenses and permits.  Landlord  shall be entitled to post notices on and about the Premises with respect to Landlord's  non-responsibility  for mechanics' liens and Tenant shall not permit  such  notices to be  defaced  or  removed.  Tenant  further  agrees not to connect  any  apparatus, machinery or device to the Building systems,  including electric wires,  water pipes, fire safety,  heating and mechanical systems, without the prior written consent of Landlord.

12.2     Completion of Lease Term.  All  Alterations to the Premises,  including,  by way of  illustration  but not by limitation,  all counters,  screens, grilles, special cabinetry work, partitions,  paneling,  carpeting, drapes  or other  window  coverings  and light  fixtures,  shall be  deemed a part of the real  estate  and the property of Landlord and shall  remain upon and be  surrendered  with the  Premises as a part  thereof  without molestation,  disturbance  or injury  at the end of the  Lease  Term,  whether  by lapse of time or  otherwise, unless Landlord,  at the time any such Alterations are approved by Landlord,  notifies Tenant that Tenant shall be required to remove all or any of such  Alterations at the end of the Lease Term,  and in such event,  Tenant shall  promptly  remove,  as its sole cost and  expense,  such  Alterations  and  restore  the  Premises to the condition in which the Premises were prior to the making of the same,  reasonable  wear and tear excepted.  Any such  removal,  whether  required or  permitted by Landlord,  shall be at Tenant's  sole cost and expense,  and
Tenant  shall  restore the  Premises to the  condition  in which the  Premises  were prior to the making of the same, reasonable wear and tear excepted.  All movable partitions,  machines,  and equipment which are installed in the Premises by or for Tenant,  without expense to Landlord,  and can be removed without  structural  damage to or  defacement  of the  Building or the  Premises,  and all  furniture,  furnishings  and other  articles of personal  property  owned by Tenant and  located in the  Premises  (all of which are  herein  called  "Tenant's
Property")  shall be and remain the  property  of Tenant and may be removed by it at any time  during the Lease
Term.  However,  if any of Tenant's  Property is removed,  Tenant shall repair or pay the cost of repairing any damage to the Building or the Premises  resulting from such removal.  All additions or  improvements  which are to be surrendered  with the Premises shall be surrendered with the Premises,  as a part thereof,  at the end of the Lease Term or the earlier termination of this Lease.

12.3     Parties  Performing  Alteration,  Repair, and Modification Work. If Landlord permits persons requested by Tenant to perform any alterations,  repairs modifications,  or additions to the Premises,  then prior to the commencement  of any such work,  Tenant shall deliver to Landlord  certificates  issued by insurance  companies qualified to do business in the state where the Premises are located  evidencing  that workmen's  compensation, public  liability  insurance,  and property damage  insurance,  all in amounts,  with  companies,  and on forms satisfactory to Landlord,  are in force and maintained by all such  contractors and  subcontractors  engaged by
Tenant to perform  such work.  All such  policies  shall  name  Landlord  as an  additional  insured  and shall provide that the same may not be canceled or modified without thirty (30) days' prior notice to Landlord.

12.4     Performance  of Alteration,  Repair,  and  Modification  Work.  Tenant,  at its sole cost and expense, shall cause any permitted alterations, decorations,  installations,  additions, or improvements in or about the
Premises  to  be  performed  in  compliance  with  all  applicable  requirements  of  insurance  bodies  having jurisdiction,  and in such manner as not to  interfere  with,  delay,  or impose any  additional  expense  upon
Landlord in the  construction,  maintenance,  or operation of the  Building,  and so as to maintain  harmonious labor relations in the Building.  Prior to commencement of any  construction,  Tenant shall afford Landlord the opportunity  to post a "notice of  non-liability"  of Landlord with respect to any  mechanic's  liens which may arise with respect to such work.

ARTICLE 13
------------------
                                                   UTILITIES
                                                   ---------

                  Tenant,  at Tenant's sole cost and expense,  shall provide for electric  current,  heat, gas, ventilation  and air  conditioning,  and  janitorial  service to the  Premises,  shall cause the Premises to be separately  metered for all  utilities  contracted  for directly by Tenant,  and shall pay all charges for such services directly to the utility company or janitorial service providing such utilities or services.

ARTICLE 14
------------------
                                             LAWS AND REGULATIONS
                                             --------------------

14.1     General.  Landlord  hereby  represents  and warrants to Tenant that Landlord  shall cause the Building
(excluding the Premises other than the Building  Shell) to be constructed in accordance  with all  governmental laws,  ordinances  and  regulations  applicable  to the  Building at the time of the  approval of the  building permit for the  Building by the City and County of Denver.  Landlord  further  represents  that it has received no notice from any governmental  authority having  jurisdiction  over the Building of any pending or threatened land use,  zoning,  condemnation,  eminent  domain or other  proceeding  affecting  the  Building  which  would preclude  Landlord's  performance of its obligations  under this Lease.  Tenant,  at its sole cost and expense,
will  promptly  comply  with  all  laws,  statutes,   ordinances,  and  governmental  rules,  regulations,   or
requirements now in force or in force after the  Commencement  Date, with the requirements of any board of fire underwriters  or other  similar  body  constituted  now or after  the date,  with any  direction  or  occupancy certificate  issued  pursuant to any law by any public  officer or officers,  as well as with the provisions of all recorded documents  affecting the Premises,  insofar as they relate to the condition,  use, or occupancy of the Premises.

14.2     Hazardous Materials.

a.       For  purposes  of this Lease,  "Hazardous  Materials"  means any  explosives,  radioactive  materials, hazardous  wastes,  or hazardous  substances,  including without  limitation  substances  defined as "hazardous substances" in the Comprehensive  Environmental  Response,  Compensation and Liability Act of 1980, as amended,
42 U.S.C.ss.ss.9601-9657;  the Hazardous  Materials  Transportation  Act of 1975,  49 U.S.C.ss.ss.1801-1812;  the
Resource Conservation and Recovery Act of 1976, 42 U.S.C.ss.ss.6901-6987;  or any other federal,  state, or local statute,  law,  ordinance,  code,  rule,  regulation,  order,  or decree  regulating,  relating to, or imposing liability or standards of conduct  concerning  hazardous  materials,  waste,  or substances  now or at any time hereafter in effect  (collectively,  "Hazardous  Materials  Laws").  Landlord hereby represents and warrants to
Tenant that Landlord (i) shall not knowingly use any Hazardous  Materials in the  construction of the Building;
(ii)  has not  released  any  Hazardous  Materials  on the  real  estate  upon  which  the  Building  shall  be constructed;  and (iii) has received no notice from any  governmental  authority having  jurisdiction  over the
Building that the Building  (including the land included within the definition of "Building"  contained in this
Lease) is in violation of any Hazardous Materials Laws.

b.       Tenant  will not cause or permit  the  storage,  use,  generation,  or  disposition  of any  Hazardous
Materials  in, on, or about the  Premises or the  project by Tenant,  its agents,  employees,  or  contractors;
provided,  however,  that the consent of Landlord  shall not be required  for the use at the Premises by Tenant of the  "Supplemental  Equipment"  described in Article 54 below or the standard cleaning  supplies,  toner for photocopying  machines and other similar materials,  in containers and quantities  reasonably necessary for and consistent  with normal and ordinary use by Tenant in the routine  operation or maintenance of Tenant's  office equipment or in the routine  janitorial  service,  cleaning and  maintenance of the Premises or as required for the normal use and operation of the Supplemental  Equipment,  provided that such Supplemental Equipment and any and all such  Hazardous  Materials  are used,  kept and  maintained  in strict  compliance  with all  Hazardous
Materials  Laws.  Tenant  will not permit the  Premises  to be used or  operated in a manner that may cause the
Premises or the project to be contaminated by any Hazardous  Materials in violation of any Hazardous  Materials
Laws.  Tenant will immediately  advise Landlord in writing of (1) any and all enforcement,  cleanup,  remedial, removal,  or other  governmental or regulatory actions  instituted,  completed,  or threatened  pursuant to any
Hazardous Materials Laws relating to any Hazardous  Materials  affecting the Premises;  and (2) all claims made or threatened by any third party against Tenant,  Landlord,  or the Premises relating to damage,  contribution, cost  recovery,  compensation,  loss,  or  injury  resulting  from any  Hazardous  Materials  on or  about  the
Premises.  Without  Landlord's  prior written  consent,  Tenant will not take any remedial action or enter into any agreements or  settlements  in response to the presence or  remediation of any Hazardous  Materials in, on, or about the Premises.

c.       Tenant will be solely  responsible for and will defend,  indemnify and hold Landlord,  its agents, and employees  harmless from and against all claims,  costs,  and liabilities,  including  attorney fees and costs, arising out of or in connection  with  Tenant's  breach of its  obligations  in this Article 14. Tenant will be solely responsible for and will defend,  indemnify,  and hold Landlord, its agents, and employees harmless from and against any and all claims,  costs, and liabilities,  including attorney fees and costs,  arising out of or in connection with the removal,  cleanup,  and restoration work and materials  necessary to return the Premises and any other property of whatever nature located in, on, or about the Building,  to their  condition  existing prior to the  introduction of Hazardous  Materials by Tenant,  its agents,  employees or contractors.  Tenant's obligations  under this Article 14 will survive the  expiration  or other  termination  of this Lease.  Without limiting the  generality of the  foregoing,  Landlord  agrees that Tenant shall not be liable for any Hazardous
Materials  introduced  into,  on or about the Building  prior to the date Tenant first takes  possession of the
Premises.

14.3     Certain  Insurance  Risks.  Tenant will not do or permit to be done any act or thing upon the Premises or the  Building  which would (i)  jeopardize  or be in conflict  with fire  insurance  policies  covering  the
Building or covering  any  fixtures  and property in the  Building;  (ii)  increase the rate of fire  insurance applicable  to the  Building to an amount  higher  than it  otherwise  would be for  general  office use of the
Building;  or (iii) subject Landlord to any liability or responsibility  for injury to any person or persons or to property by reason of any business or operation being carried on upon the Premises.

ARTICLE 15
------------------
                                                BUILDING RULES
                                                ---------------

         Tenant will comply with the rules of the  Building  adopted and altered by Landlord  from time to time and will cause all of its agents,  employees,  invitees  and  visitors to do so; all changes to such rules will be sent by Landlord to Tenant in writing.  The current  Building Rules and  Regulations,  which may be modified from time to time by the Landlord in its sole but reasonable  discretion,  are attached  hereto as Exhibit "E."
Any rules and  regulations  imposed by  Landlord  after the date of this Lease  shall be (i)  reasonable,  (ii)
subject to the other  provisions  of this Lease,  (iii)  uniformly  enforced,  and (iv)  unless  related to the safety or welfare of tenants of the  Building,  effective  only after  Tenant has had at least thirty (30) days prior written notice of their enactment.

ARTICLE 16
------------------
                                               ENTRY BY LANDLORD
                                               -----------------

         Tenant agrees to permit Landlord or its agents or  representatives  to enter into and upon any part of the Premises at all  reasonable  hours (and in  emergencies  at all times) to inspect the same,  or to show the
Premises to prospective purchasers,  Mortgagees,  tenants or insurers, to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof.

ARTICLE 17
------------------
                                           ASSIGNMENT AND SUBLETTING
                                           -------------------------

17.1     Prohibition.  Tenant  shall not assign,  sublease,  transfer or  encumber  this Lease or any  interest therein,  without  the consent of  Landlord  first  being  obtained,  which  consent  will not be  unreasonably withheld or delayed  provided  that: (1) Tenant  provides  written notice to Landlord at least 30 days prior to such assignment or subletting  setting forth the details of the proposed  assignment or sublease;  (2) Landlord declines to exercise its rights under Section 17.2;  (3) the proposed  transferee (a  "Transferee")  is engaged in a business  and the  portion of the  Premises  will be used for the use  permitted  under  Article 4 of this
Lease and in a manner  which is in keeping with the then  standards of the Building and does not conflict  with any  exclusive  use rights  granted to any other tenant of the  Building,  and such use will not, in Landlord's reasonable  opinion,  materially  increase  parking or  occupancy  loads;  (4) the  Transferee  has  reasonable financial worth in light of the  responsibilities  involved;  (5) Tenant is not in default at the time it makes its  request;  (6) the  Transferee  is not a tenant or  currently  negotiating  a lease  with  Landlord  in any building  owned by Landlord  adjacent to the  Building;  and (7) the rent to be paid by the  Transferee  is not less than 85% of the rental rate then being  offered by Landlord  for similar  space in the  Building.  Any one or more (in the  aggregate)  transfers  of more than a twenty  percent  (20%)  interest in the Tenant  shall be deemed to be an assignment  under this Lease.  Any  attempted  assignment or sublease by Tenant in violation of the terms and  covenants of this  Article 17 shall be void.  Notwithstanding  anything  contained in this Lease to the contrary,  Tenant may,  without the prior consent of Landlord,  assign this Lease or sublease all or any part of the  Premises  to an  affiliate  of  Tenant  or to any  company  into  which  Tenant  may be  merged or consolidated  or that acquires  substantially  all of the assets of Tenant (an  "Affiliated  Transferee").  Any such  Affiliated  Transferee  shall have a similar  right to assign  this Lease  without  the prior  consent of
Landlord;  provided,  that in the event of any  assignment  or  sublease to or from an  Affiliated  Transferee,
Tenant  shall remain  liable for the full and timely  performance  of the  obligations  of Tenant  hereunder as contemplated  by Section 17.4 below.  An "affiliate" of Tenant shall mean any  corporation  which,  directly or indirectly,  controls,  is controlled by or is under common  control with Tenant or a successor  corporation to
Tenant  by  merger,  consolidation  or  non-bankruptcy  reorganization.  The word  "control"  in this  context, including in the context of "controlled  by" or "under common  control with," with respect to any  corporation, partnership or association shall mean the possession,  directly or indirectly,  of the power to direct or cause the direction of the management and policy of a particular  corporation,  partnership or  association,  whether through the ownership of voting securities or by contract or otherwise.

17.2     Recapture.  If Tenant  requests  Landlord's  consent to an  assignment  of this Lease or subletting of all or part of the  Premises,  Landlord  shall  have the  option  (without  limiting  Landlord's  other  rights hereunder) of terminating  this Lease upon thirty (30) days' notice.  Landlord may then, at Landlord's  option, lease space to the  prospective  assignee or subtenant.  If Landlord should fail to notify Tenant in writing of its decision  within a thirty (30) day period after Landlord is notified in writing of the proposed  assignment or  sublease,  Landlord  shall be  deemed  to have  elected  to keep  this  Lease  in full  force  and  effect.
Notwithstanding  the  foregoing,  not later  than  fifteen  (15) days  after  Tenant's  receipt  of  Landlord's recapture  notice,  Tenant shall have the right to withdraw  Tenant's  request for  assignment or subletting by notifying  Landlord in writing of Tenant's  intent to withdraw  such  request,  and this Lease shall  remain in full force and effect as though Tenant had never submitted such request.

17.3     Reserved.

17.4     Tenant Remains  Liable.  No assignment,  sublease or other  transfer  consented to by Landlord,  shall release Tenant or change  Tenant's  primary  liability to pay the Rent and to perform all other  obligations of
Tenant under this Lease.  Upon the  occurrence of any default under this Lease,  Landlord may proceed  directly against  Tenant  without the  necessity of  exhausting  any remedies  against any  subtenant or assignee.  Upon termination of this Lease, any permitted  subtenant shall, at Landlord's  option,  attorn to Landlord and shall pay all Rent directly to Landlord.  Landlord's  acceptance  of Rent from any other person shall not  constitute a waiver of any  provision of this  Article 17.  Consent to one transfer  shall not  constitute  consent to any subsequent  transfer.  Landlord  may  consent  to  subsequent  assignments  or  modifications  of this Lease by
Tenant's  transferee,  without notifying Tenant or obtaining its consent.  Such action shall not relieve Tenant of its liability under this Lease.

17.5     No Merger.  No merger  shall  result from  Tenant's  sublease of the  Premises  under this Article 17,
Tenant's  surrender  of this Lease or the  termination  of this Lease in any other  manner.  In any such event,
Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord thereunder.

ARTICLE 18
------------------
                                                     LIENS
                                                     -----

         Tenant will not permit any  mechanic's  lien(s) or other  liens to be placed upon the  Premises or the
Building  and  nothing in this Lease shall be deemed or  construed  in any way as  constituting  the consent or request of Landlord,  express or implied,  by inference or otherwise,  to any person for the performance of any labor or the  furnishing  of any  materials to the  Premises,  or any part  thereof,  nor as giving  Tenant any right,  power,  or authority to contract for or permit the  rendering of any services or the  furnishing of any materials  that would give rise to any mechanics' or other liens against the Premises.  If, in connection  with any work being  performed  by Tenant or any  subtenant,  any  mechanic's  lien or other lien or charge shall be filed or made against the Premises,  the Building or any  improvements  therein or any part thereof,  or if any such lien or charge shall be filed or made  against  Landlord,  as owner,  then  Tenant,  at Tenant's  cost and expense,  shall cause the same to be canceled  and  discharged  of record not later than thirty (30) days after such lien or charge shall have been filed or made (but in any event prior to foreclosure)  by payment  thereof, by filing a bond or otherwise,  and shall also defend any action,  suit or proceeding  which may be brought for the  enforcement  of such lien or charge.  Tenant shall also pay any  damages,  costs and  expenses,  including reasonable  attorney's  fees,  suffered  or  incurred  by Landlord  in  connection  with such  action,  suit or proceeding,  and shall  satisfy and  discharge any judgment  entered  therein  within thirty (30) days from the entering  of such  judgment  by  payment  thereof or filing of a bond or  otherwise,  unless  Tenant  elects to contest the  judgment,  in which event  Tenant shall (i) within such thirty (30) day period,  provide  Landlord with a bond in an amount  equal to 125% of the amount of such lien or claim,  (ii)  contest  such lien or claim in good faith by  appropriate  proceedings,  and (iii) pay promptly any final adverse  judgment  entered in any such  proceeding.  In the  event  that a lien  is  attached  to the  Premises  and not  removed  by  Tenant  in accordance  with the foregoing,  then, in addition to any other right or remedy of Landlord,  Landlord may, but shall not be obligated to,  discharge the same.  Any amount paid by Landlord for any of the aforesaid  purposes and any expenses  incurred by Landlord in connection  with any such lien shall be paid by Tenant to Landlord on demand as Additional Rent.

ARTICLE 19
------------------
                                                   INSURANCE
                                                   ---------

19.1     Property  Insurance.  Landlord shall maintain  property  coverage  insurance on the Building Shell and appurtenant  structures in the Common Areas in such amounts as Landlord and any  Mortgagees  may deem necessary or appropriate,  but in no event less than the full replacement  cost of the Building.  Such insurance shall be maintained  at the expense of Landlord (as a part of Operating  Expenses),  and payments for losses  thereunder shall be made solely to Landlord or the Mortgagees as their  respective  interests  shall appear.  Tenant shall obtain and keep in force at all times during the Lease Term, a policy or policies of  insurance  covering  loss or damage to all of the  improvements,  betterments,  income and business  contents located within the Premises other than the Building Shell  (including all improvements  constructed  pursuant to Exhibit "D") in the amount of the full replacement value thereof as ascertained by the Tenant's insurance  carrier,  as the same may exist from time to time,  against all perils normally covered in an "all risk" policy  (including the perils of flood and surface waters), as such term is used in the insurance industry.

19.2     Liability  Insurance.  Tenant shall,  at Tenant's  expense,  maintain a policy of  Commercial  General
Liability  insurance  insuring  Landlord  and Tenant  against  liability  arising  out of the  ownership,  use, occupancy  or  maintenance  of  the  Premises.  Such  insurance  shall  be on  an  occurrence  basis  providing single-limit  coverage  in an  amount  not less than One  Million  Dollars  ($1,000,000)  per  occurrence.  The initial  amount of such  insurance  shall be subject to periodic  increase upon  reasonable  demand by Landlord based upon inflation,  increased  liability awards,  recommendation  of professional  insurance  advisers,  and other relevant factors.  However,  the limits of such insurance shall not limit Tenant's  liability nor relieve
Tenant of any  obligation  hereunder.  Landlord  shall be named as an  additional  insured on said policies and the  policies  shall  contain  the  following  provision:  "Such  insurance  as afforded by this policy for the benefit of Landlord shall be primary as respects any claims,  losses or  liabilities  arising out of the use of
Premises by the Tenant or by  Tenant's  operation  and any  insurance  carried by Landlord  shall be excess and non-contributing."  The policy shall insure  Tenant's  performance  of the indemnity  provisions of Articles 14 and 20.

19.3     Requirements  for Insurance  Policies.  Insurance  required to be maintained by Tenant hereunder shall be in companies  holding a "General  Policyholders'  Rating" of A or better and a  "financial  rating" of 10 or better,  as set forth in the most current issue of "Best's  Insurance  Guide." Tenant shall promptly deliver to
Landlord,  within thirty (30) days of the Commencement  Date,  original  certificates  evidencing the existence and amounts of such  insurance.  No such policy shall be  cancelable  or subject to reduction of coverage  with respect to the Premises  except after thirty (30) days prior written notice to Landlord.  Tenant shall,  within fifteen (15) days prior to the expiration,  cancellation or reduction of such policies,  furnish  Landlord with renewals or "binders"  thereof.  Tenant shall not do or permit to be done anything  which shall  invalidate the insurance policies required under this Lease.

19.4     Waiver of  Subrogation  Rights.  Tenant and  Landlord  shall  obtain from the issuer of the  insurance policies  referred  to in  Section  19.1 a waiver of  subrogation  provision  in said  policies  and Tenant and
Landlord  hereby  release,  relieve and waive any and all rights of  recovery  against  Landlord or Tenant,  or against the employees,  officers,  agents and representatives of Landlord or Tenant, for loss or damage arising out of or incident to the perils  insured  against  under  Section  19.1 which perils occur in, on or about the
Premises or the  Building,  whether due to the  negligence  of Landlord or Tenant or their  agents,  employees, contractors or invitees.  The extent of the waiver described in the immediately  preceding  sentence is limited to the extent of insurance carried by Landlord and Tenant pursuant to Section 19.1 of this Lease.

ARTICLE 20
------------------
                                                   INDEMNITY
                                                   ---------

         20.1     Indemnity  by Tenant.  Tenant  shall  indemnify  and hold  harmless  Landlord and all agents, servants  and  employees  of  Landlord  from and against all claims,  losses,  damages,  liabilities,  expenses
(including  reasonable  attorney  fees),  penalties and charges arising from or in connection with (i) Tenant's use of the Premises  during the Lease Term,  or (ii) the conduct of Tenant's  business,  or (iii) any activity, work or things done,  permitted or suffered by Tenant in or about the  Premises  during the Lease Term.  Tenant shall  further  indemnify  and hold  harmless  Landlord  from and  against any and all  claims,  loss,  damage, liability,  expense  (including  reasonable  attorney fees),  penalty or charge arising from any default in the performance of any obligation on Tenant's part to be performed  under the terms of this Lease,  or arising from any  negligence of Tenant,  or any of Tenant's  agents,  contractors,  or  employees,  and from and against all costs,  attorney  fees,  expenses  and  liabilities  incurred in the defense of any such claim or any action or proceeding  brought  thereon.  If any action or  proceeding be brought  against  Landlord by reason of any such claim,  Tenant,  upon  notice  from  Landlord,  shall  defend the same at  Tenant's  expense  by legal  counsel reasonably  satisfactory  to Landlord.  Tenant,  as a material part of its  consideration  to Landlord,  hereby assumes  all risk of damage to  property or injury to persons in or upon the  Premises  arising  from any cause and Tenant  hereby  waives all claims in respect  thereof  against  Landlord.  Notwithstanding  the  foregoing,
Tenant shall not be required to defend,  save  harmless or indemnify  Landlord  from any  liability for injury, loss,  accident or damage to any person or property  resulting  from  Landlord's  negligence or willful acts or omissions,  or those of  Landlord's  officers,  agents,  contractors  or employees.  Tenant's  indemnity is not intended  to nor shall it relieve  any  insurance  carrier of its  obligations  under  policies  required to be carried by Tenant  pursuant to the  provisions of this Lease to the extent that such policies cover the results of negligent acts or omissions of Landlord, its officers,  agents,  contractors or employees, or the failure of
Landlord to perform any of its obligations under this Lease.

         20.2     Indemnity by Landlord.  Landlord  shall  indemnify and hold  harmless  Tenant and all agents, servants  and  employees  of Tenant  from and  against  all  claims,  losses,  damages,  liabilities,  expenses
(including  reasonable  attorney fees),  penalties and charges arising from or in connection with any damage to any person or property  resulting  solely from the gross  negligence  or  intentional  acts of Landlord or from
Landlord's failure to comply with any governmental laws,  ordinances or regulations  applicable to the Building
(but excluding the Premises)  which Landlord is required to comply with under this Lease,  and from and against all costs,  reasonable  attorney fees,  expenses and  liabilities  incurred in the defense of any such claim or any action or proceeding  brought  thereon.  If any action or proceeding be brought against Tenant by reason of any such claim,  Landlord,  upon notice  from  Tenant,  shall  defend the same at  Landlord's  expense by legal counsel reasonably  satisfactory to Tenant.  Notwithstanding  the foregoing,  Landlord shall not be required to defend,  save  harmless or indemnify  Tenant from any  liability  for injury,  loss,  accident or damage to any person or property  resulting  from  Tenant's  negligence  or willful acts or  omissions,  or those of Tenant's officers, agents, contractors or employees.

ARTICLE 21
------------------
                                       DAMAGE OR DESTRUCTION TO BUILDING
                                       ---------------------------------

21.1     Partial  Destruction.  In the event that the  Premises  or the  Building  are damaged by fire or other insured casualty and the insurance  proceeds have been made available  therefor by the holder or holders of any mortgages  or deeds of trust  covering  the  Building,  the damage  shall be  repaired by and at the expense of
Landlord to the extent of such insurance  proceeds  available  therefor,  provided such repairs and restoration can, in Landlord's  reasonable  opinion,  be made within one hundred  eighty (180) days after the occurrence of such damage  without the payment of overtime or other  premiums,  and until such  repairs and  restoration  are completed,  the Base Rent  shall be abated in  proportion  to the part of the  Premises  which is  unusable  by
Tenant in the conduct of its  business,  as may be  reasonably  determined  by Landlord  (but there shall be no abatement of Base Rent by reason of any portion of the Premises  being  unusable for a period equal to five (5)
business  days or less).  Landlord  agrees to notify  Tenant  within sixty (60) days after such  casualty if it estimates  that it will be unable to repair and restore the Premises  within said one hundred  eighty (180) day period.  Such notice shall set forth the  approximate  length of time  Landlord  estimates  will be required to complete  such  repairs  and  restoration.  Notwithstanding  anything  to the  contrary  contained  herein,  if
Landlord cannot or estimates it cannot make such repairs and  restoration  within said one hundred eighty (180)
day period,  then Tenant may, by written notice to Landlord,  cancel this Lease,  provided such notice is given to Landlord  within  fifteen (15) days after Landlord  notifies  Tenant of the estimated time for completion of such repairs and  restoration.  Notwithstanding  the  preceding  sentence,  Tenant may not cancel this Lease as hereinabove  stated if the  damage to the  Premises  or the  Building  is in whole or in part the result of the act, omission,  fault, or negligence of Tenant, its agents,  contractors,  employees,  licensees,  or invitees.
Except as provided in this  Article 21,  there shall be no  abatement  of rent and no  liability of Landlord by reason of any injury to or  interference  with  Tenant's  business or property  arising  from the making of any such repairs,  alterations, or improvements in or to the Building,  Premises, or fixtures,  appurtenances,  and equipment.  Tenant  understands  that  Landlord  will not carry  insurance  of any kind on  Tenant's  property, including  furniture and furnishings,  or on any fixtures or equipment removable by Tenant under the provisions of this Lease,  or any  improvement  installed  in the  Premises by or on behalf of Tenant,  and that  Landlord shall not be obligated to repair any damage thereto or replace the same.

21.2     Total  Destruction.  In case the Building  throughout shall be so injured or damaged,  whether by fire or  otherwise  (though the  Premises  may not be  affected,  or if  affected,  can be repaired  within said one hundred  eighty (180) day period)  that  Landlord,  within sixty (60) days after the  happening of such injury, shall decide not to reconstruct or rebuild the Building,  then  notwithstanding  anything  contained  herein to the  contrary,  upon notice in writing to that effect given by Landlord to Tenant  within said sixty (60) days,
Tenant shall pay the rent,  properly  apportioned up to date of such casualty,  this Lease shall terminate from the date of delivery of said written  notice,  and both parties  hereto shall be released and  discharged  from all further  obligations  hereunder (except those obligations which expressly survive  termination of the Lease term).  A total destruction of the Building shall automatically terminate this Lease.

ARTICLE 22
------------------
                                                 CONDEMNATION
                                                 ------------

         If the  whole or  substantially  the  whole of the  Building  or the  Premises  shall be taken for any public or quasi-public  use, by right of eminent domain or otherwise or shall be sold in lieu of  condemnation, then this Lease shall  terminate  as of the date when  physical  possession  of the Building or the Premises is taken by the condemning  authority.  If less than the whole or  substantially  the whole of the Building or the
Premises is thus taken or sold,  Landlord  (whether or not the Premises are affected thereby) or Tenant (if the
Premises are  materially  affected  thereby) may terminate  this Lease by giving  written notice thereof to the other  party,  in which  event this Lease  shall  terminate  as of the date when  physical  possession  of such portion of the Building or Premises is taken by the  condemning  authority.  If the Lease is not so  terminated upon any such taking or sale, the Base Rent payable hereunder shall be diminished by an equitable  amount,  and
Landlord shall, to the extent Landlord deems feasible,  restore the Building and the Premises to  substantially their  former  condition,  but such work shall not exceed the scope of the work done by Landlord in  originally constructing the Building and installing  Building  Standard  Improvements in the Premises,  nor shall Landlord in any event be  required  to spend for such work an amount in excess of the amount  received  by  Landlord  as compensation  for such  taking.  All amounts  awarded  upon a taking of any part or all of the  Building or the
Premises shall belong to Landlord,  and Tenant shall not be entitled to and expressly  waives all claims to any such  compensation.  Notwithstanding  anything  contained  herein Tenant may bring separate  action against the condemning  authority to recover  relocation and business  interruption  expenses  incurred,  and for the value personal property,  fixtures and other  improvements lost, by Tenant as a result of the condemning  authority's actions.

ARTICLE 23
------------------
                                          DAMAGES FROM CERTAIN CAUSES
                                          ---------------------------

         Landlord  shall not be liable to Tenant for any loss or damage to any  property  or person  occasioned by theft, fire, earthquake, any other act of God, public enemy, injunction,  riot, strike,  insurrection,  war, court order,  requisition,  or order of governmental body or authority or by any other cause beyond the control of  Landlord.  In  addition,  Landlord  shall not be liable  for any  damage or  inconvenience  which may arise through repair or alteration of any part of the Building or Premises.

ARTICLE 24
------------------
                                               EVENTS OF DEFAULT
                                               -----------------

         The following events (each an "Event of Default") shall constitute a default by Tenant hereunder:

a.       If Tenant  shall fail to pay when due any  installment  of Base Rent,  Additional  Rent,  or any other amounts payable hereunder within five (5) days after the due date therefor;

b.       If this Lease or the estate of Tenant  hereunder  shall be  transferred to or shall pass to or devolve upon any other person or party in violation of the provisions of this Lease, except as permitted herein;

c.       If this Lease or the Premises or any part thereof  shall be taken upon  execution or by other  process of law directed  against  Tenant,  or shall be taken upon or subject to any  attachment  at the instance of any creditor  or  claimant  against  Tenant,  and said  attachment  shall not be  discharged  or disposed of within fifteen (15) days after the levy thereof;

d.       If Tenant shall file a petition in  bankruptcy  or insolvency  or for  reorganization  or  arrangement under the bankruptcy laws of the United States or under any insolvency act of any state,  or shall  voluntarily take  advantage  of any  such law or act by  answer  or  otherwise,  or shall  be  dissolved  or shall  make an assignment for the benefit of creditors;

e.       If involuntary  proceedings  under any such bankruptcy law or insolvency act or for the dissolution of
Tenant  shall  be  instituted  against  Tenant,  or a  receiver  or  trustee  shall  be  appointed  of  all  or substantially  all of the property of Tenant,  and such proceedings shall not be dismissed or such receivership or trusteeship vacated within ninety (90) days after such institution or appointment;

f.       If Tenant shall fail to take  possession of the Premises  within thirty (30) days of the  Commencement
Date;

g.       If Tenant shall abandon the Premises;

h.       If Tenant shall fail to perform any of the other agreements,  terms,  covenants,  or conditions hereof on  Tenant's  part to be  performed  (other  than the  obligation  to pay  Rent or any  other  charges  payable hereunder),  and such  nonperformance  shall continue for a period of fifteen (15) days after notice thereof by
Landlord to Tenant;  provided,  however,  that if Tenant  cannot  reasonably  cure such  nonperformance  within fifteen  (15) days,  Tenant  shall not be in default if it  commences  cure within said  fifteen  (15) days and diligently pursues the same to completion;

i.       If Tenant shall fail to obtain a release of any mechanic's lien, as required herein;

j.       If a  guarantor  of this  Lease,  if any,  or a general  partner  of Tenant (if Tenant is a general or limited partnership),  becomes a debtor under any state or federal bankruptcy  proceedings,  or becomes subject to  receivership  or  trusteeship  proceedings,  whether  voluntary  or  involuntary;  except  in the case of a guarantor,  Tenant shall not be in default if a  substitute  guarantor,  with  creditworthiness  and  financial abilities  acceptable  to  Landlord  in  light of the  responsibilities  of  Tenant  hereunder,  and  otherwise acceptable to Landlord, is provided to Landlord within fifteen (15) days;

k.       If fifty  percent  (50%) or more of the  personal  property  of Tenant is  seized,  subject to levy or attachment, or similarly repossessed or removed from the Premises; or

l.       Tenant  shall fail to deliver an  Estoppel  Certificate  or  Subordination  Agreement  within the time periods set forth in this Lease.

ARTICLE 25
------------------
                                              LANDLORD'S REMEDIES
                                              -------------------

25.1     Landlord's  Remedies.  Upon the occurrence of any Event of Default,  Landlord shall have the right, at its election, then or at any time thereafter either:

(i)      to give  Tenant  written  notice of  Landlord's  intention  to  terminate  this Lease on the date such notice is given or on any later date  specified  therein,  whereupon,  on the date  specified  in such  notice,
Tenant's  right to  possession  of the  Premises  shall cease and this Lease  shall  thereupon  be  terminated;
provided,  however, that all of Tenant's obligations,  including,  but not limited to, payment of the amount of
Rent and other  obligations  reserved in this Lease for the balance of the term hereof,  shall  immediately  be accelerated and due and payable (subject to Landlord's  obligation  pursuant to Section 25.10 below to mitigate its damages); or

(ii)     to re-enter  and take  possession  of the  Premises  or any part  thereof  and  repossess  the same as
Landlord's  former estate and expel Tenant and those claiming  through or under Tenant,  and remove the effects of both or either,  using such force for such  purposes as may be  reasonably  necessary,  without being liable for prosecution  thereof,  without being deemed guilty of any manner of trespass,  and without prejudice to any remedies  for arrears of rent or  preceding  breach of  covenants or  conditions,  all in  accordance  with and subject to  applicable  Laws.  Should  Landlord  elect to re-enter the Premises as provided in this  Paragraph,
Landlord  shall  provide  Tenant 3 days prior  notice as required by Colorado  Law.  Should  Landlord  elect to re-enter the Premises as provided in this Paragraph  25.1(ii) or should  Landlord take  possession  pursuant to legal  proceedings  or pursuant to any notice  provided for by law,  Landlord may,  from time to time,  without terminating  this Lease,  relet the Premises or any part thereof in  Landlord's or Tenant's  name,  but for the account of Tenant,  for such term or terms (which may be greater or less than the period which would  otherwise have  constituted  the  balance of the term of this  Lease) and on such  conditions  and upon such other  terms
(which may include  concessions  of free rent and  alteration  and repair of the Premises) as Landlord,  in its reasonable  discretion,  may  determine,  and  Landlord  may collect and receive the rents  therefor.  Landlord shall in no way be  responsible  or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due upon such  reletting.  No such  re-entry or taking  possession  of the Premises by Landlord  shall be construed  as an election on  Landlord's  part to  terminate  this Lease unless a written notice of such  intention be given to Tenant.  No notice from Landlord  hereunder or under a forcible entry and detainer  statute or similar law shall  constitute an election by Landlord to terminate  this Lease unless such notice  specifically so states.  Landlord reserves the right following any such re-entry and/or  reletting,  to exercise its right to terminate  this Lease by giving Tenant such written  notice,  in which event,  this Lease will terminate as specified in said notice.

25.2     Effects of Landlord's  Election to Take  Possession  of Premises.  In the event that Landlord does not elect to terminate  this Lease as permitted in Section  25.1(i)  hereof,  but on the  contrary,  elects to take possession  as  provided  in Section  25.1(ii),  Tenant  shall pay to  Landlord  (i) the Rent and other sums as herein provided,  which would be payable  hereunder if such  repossession  had not occurred,  less (ii) the net proceeds,  if any, of any reletting of the Premises after deducting all Landlord's  expenses in connection with such reletting,  including, without limitation, all repossession costs, brokerage commissions,  legal expenses, attorney's  fees,  expenses of employees,  alteration and repair costs,  and expenses of  preparation  for such reletting.  If, in connection  with any  reletting,  the new lease term extends beyond the existing Lease Term, or the premises  covered thereby include other premises not part of the Premises,  a fair  apportionment of the rent received  from such  reletting and the expenses  incurred in  connection  therewith as provided  aforesaid will be made in  determining  the net proceeds from such  reletting.  Tenant shall pay such rent and other sums to Landlord  monthly on the days on which the Rent would have been  payable  hereunder  if  possession  had not been taken.

25.3     Effect of  Landlord's  Election  to  Terminate  the  Lease.  In the event  this  Lease is  terminated,
Landlord shall be entitled to recover  forthwith  against Tenant, as damages for loss of the bargain and not as a penalty,  an aggregate sum which, at the time of such  termination of this Lease,  represents the excess,  if any, of the  aggregate of the Rent and all other sums payable by Tenant  hereunder  that would have accrued for the  balance of the Lease  Term over the  aggregate  rental  value of the  Premises  (such  rental  value to be computed  on the  basis of a  tenant  paying  not only a rent to  Landlord  for the use and  occupation  of the
Premises,  but also such other  charges as are required to be paid by Tenant under the terms of this Lease) for the  balance  of such Lease  Term,  both  discounted  to present  worth at the rate of eight  percent  (8%) per annum.  Alternatively,  at Landlord's  option,  Tenant shall remain liable to Landlord for damages in an amount equal to the rent and other sums  arising  under the Lease for the  balance of the Lease Term had the Lease not been terminated,  less the net proceeds,  if any, from any subsequent  reletting,  after deducting all expenses associated  therewith  and as  enumerated  above.  Landlord  shall be entitled to receipt of such  amounts from
Tenant  monthly on the days on which such sums would have otherwise been payable.  Landlord's  rights  pursuant to the  foregoing  provisions  shall be subject to  Landlord's  obligation  pursuant to Section  25.10 below to mitigate its damages.

25.4     Suits for  Recovery by  Landlord.  Suit or suits for the recovery of the amounts and damages set forth above may be brought by  Landlord,  from time to time,  at  Landlord's  election,  and nothing  herein shall be deemed to require  Landlord  to await the date  whereon  this Lease or the Lease  Term would have  expired  had there been no such default by Tenant or no such termination, as the case may be.

25.5     Rents,  Issues,  and Profits  from  Subleases.  After an Event of Default by Tenant,  Landlord may sue
for or  otherwise  collect  all Rents,  issues,  and  profits  payable  under all  subleases  on the  Premises, including those past due and unpaid.

25.6     Landlord's  Entry  Upon the  Premises  and  Other  Remedies.  After an Event  of  Default  by  Tenant,
Landlord may, without  terminating this Lease,  enter upon the Premises without being liable for prosecution of any claim for damages,  without  being deemed  guilty of any manner of trespass,  and without  prejudice to any other  remedies,  and do whatever  Tenant is  obligated to do under the terms of this Lease.  Tenant  agrees to reimburse  Landlord on demand for any  expenses  which  Landlord  may incur in  effecting  compliance  with the
Tenant's  obligations  under this  Lease.  Further,  Tenant  agrees that  Landlord  shall not be liable for any damages  resulting to Tenant from  effecting  compliance  with  Tenant's  obligations  under this  subparagraph unless caused by the gross negligence or willful misconduct of Landlord.

25.7     No Waivers  Unless  Express.  No failure by  Landlord  to insist  upon the strict  performance  of any agreement,  term,  covenant,  or condition  hereof or to exercise any right or remedy  consequent upon a breach thereof,  and no  acceptance  of full or  partial  rent  during  the  continuance  of any  such  breach,  shall constitute a waiver of any such breach of such agreement,  term, covenant,  or condition.  No agreement,  term, covenant,  or condition  hereof to be performed or complied  with by Tenant,  and no breach  thereof,  shall be waived,  altered,  or  modified  except by written  instrument  executed by  Landlord.  No waiver of any breach shall affect or alter this Lease,  but each and every  agreement,  term,  covenant,  and condition hereof shall continue  in full force and effect  with  respect to any other then  existing  or  subsequent  breach  thereof.
Notwithstanding  any unilateral  termination of this Lease,  this Lease shall continue in full force and effect as to any provisions  hereof which, by the express terms contained  herein,  require  observance or performance of Landlord or Tenant subsequent to termination.

25.8     Lease Not a Limitation  of Remedies.  Nothing  contained in this Section  shall limit or prejudice the right of  Landlord  to prove and obtain as  liquidated  damages in any  bankruptcy,  insolvency,  receivership, reorganization,  or dissolution  proceeding,  an amount equal to the maximum  allowed by any statute or rule of law  governing  such  proceeding  and in effect at the time when such damages are to be proved,  whether or not such amount be greater,  equal to, or less than the amounts  recoverable,  either as damages or Rent,  referred to in any of the provisions of this Section.

25.9     Default Interest Rate,  Administrative  Charge, and Other Matters.  Any Rent or other amounts owing to
Landlord  hereunder  which are not paid within five (5) days of the date they are due,  shall  thereafter  bear interest from the due date at the rate of eighteen  percent  (18%) per annum  ("Default  Interest  Rate") until paid.  Similarly,  any amounts paid by Landlord to cure any default of Tenant or to perform any  obligation  of
Tenant,  shall,  if not  repaid by the  Tenant  within  five (5) days of demand by  Landlord,  thereafter  bear interest  from the date  paid by  Landlord  at the  Default  Interest  Rate  until  paid.  In  addition  to the foregoing,  Tenant  shall pay to  Landlord  whenever  any Base  Rent,  Additional  Rent,  or any other sums due hereunder  remain  unpaid  more than five (5) days  after the due date  thereof,  an  administrative  charge to compensate  Landlord for the costs and expenses  associated  with  handling a delinquent  account equal to five percent (5%) of the amount due.  Further,  upon an Event of Default by Tenant,  in addition to all other rights and remedies,  Landlord  shall be entitled to receive from Tenant all sums, the payment of which may previously have been waived or abated by Landlord,  or which may have been paid by Landlord  pursuant to any  agreement to grant Tenant a rental  abatement or other  monetary  inducement or concession,  including,  but not limited to, any tenant finish  allowance,  together with interest  thereon from the date or dates such amounts were paid by
Landlord or would have been due from Tenant but for the abatement,  at the Default  Interest Rate,  until paid;
it being  understood  and agreed that such  concession  or abatement  was made on the  condition and basis that
Tenant  fully  perform  all  obligations  and  covenants  under  the  Lease  for the  entire  term.  Landlord's acceptance  of any late charge or interest  shall not  constitute a waiver of Tenant's  default with respect to the overdue  amount nor prevent  Landlord  from  exercising  any of the other rights and remedies  available to
Landlord under this Lease or any law now or hereafter in effect.

25.10    Remedies  Cumulative,  Costs of Collection;  Waiver of Jury Trial.  Each right and remedy provided for in this Lease shall be  cumulative  and shall be in addition  to every  other right or remedy  provided  for in this  Lease nor or  hereafter  existing  at law or in equity or by  statute or  otherwise,  including,  but not
limited  to,  suits  for  injunctive  or  declaratory  relief  and  specific   performance.   The  exercise  or
commencement  of the  exercise by Landlord  of any one or more of the rights or remedies  provided  for in this
Lease  now or  hereafter  existing  at law or in equity or by  statute  or  otherwise  shall not  preclude  the simultaneous  or  subsequent  exercise by Landlord of any or all other rights or remedies  provided for in this
Lease,  or now or hereafter  existing at law or in equity or by statute or  otherwise.  Without  limitation  of the foregoing,  Landlord  agrees to use  commercially  reasonable  efforts to mitigate its damages arising as a result of a default by Tenant under this Lease.  All costs incurred by Landlord in connection  with  collecting any  amounts  and  damages  owing by Tenant  pursuant  to the  provisions  of this Lease or by either  party to enforce any provision of this Lease,  including,  by way of example, but not limitation,  reasonable attorneys'
fees from the date any such matter is turned over to an attorney,  shall also be  recoverable by the prevailing party in any such  enforcement  action.  Landlord  from  Tenant.  Landlord  and Tenant agree that any action or proceeding  arising out of this Lease shall be heard by a court  sitting  without a jury and thus hereby  waive all rights to a trial by jury.

ARTICLE 26
------------------
                                              LANDLORD'S DEFAULT
                                              ------------------

         Landlord  shall be in  default  hereunder  in the  event  Landlord  has not  begun  and  pursued  with reasonable  diligence the cure of any failure of Landlord to meet its obligations  hereunder within thirty (30)
days' of receipt by Landlord of written  notice  from  Tenant of the  alleged  failure to perform.  Such notice shall be ineffective  unless a copy is  simultaneously  also delivered in the manner  required in this Lease to any  Mortgagee,  provided that prior to such notice Tenant has been notified (by way of notice of Assignment of
Rents and  Leases,  or  otherwise),  of the address of a  Mortgagee.  If  Landlord  fails to cure such  default within the time  provided,  then  Mortgagee  shall have an  additional  30 days  following a second notice from
Tenant  or, if such  default  cannot be cured  within  that  time,  such  additional  time as may be  necessary provided within such 30 days,  Mortgagee  commences and diligently  pursues a cure  (including  commencement of foreclosure  proceedings  if necessary to effect such cure).  Tenant's sole remedy will be equitable  relief or actual damages as described below, but in no event is Landlord or any Mortgagee  responsible for  consequential damages or lost  profit  incurred by Tenant as a result of any default by  Landlord.  In no event shall  Tenant have the right to  terminate  or rescind  this Lease as a result of  Landlord's  default as to any  covenant or agreement  contained in this Lease or as a result of the breach of any promise or  inducement  hereof,  whether in the Lease or  elsewhere.  If  Landlord  fails to (i)  discharge  fully any of its  obligations  imposed by a mortgage that is superior to this Lease,  or (ii) pay an Real Property Taxes  affecting the Premises,  or (iii)
make any  repairs  required  under  this  Lease or under  applicable  Laws,  then  Tenant  may (but will not be required to),  after written  notice to Landlord of its intent to do so,  discharge  such  obligations,  as the case may be. If  Tenant  elects  to  discharge  such  obligations,  Landlord  shall  reimburse  Tenant  for all out-of-pocket,  third party costs incurred by Tenant to satisfy such obligations  within thirty (30) days after
Landlord's  receipt of an itemized  invoice  therefore.  In the event Landlord does not timely reimburse Tenant for such costs,  Tenant  shall not have any right to offset  Rent  unless and until it has  received a judgment from a court of  competent  jurisdiction  which  determines  that  Landlord was  obligated  to  discharge  such obligations,  pay such Real Property Taxes or make such repairs and Landlord does not,  within thirty (30) days after the issuance of the court's  order,  either (1) post the required  bond for appeal,  or (2) pay the total damages  awarded by the court (or otherwise  remedy the default,  as  applicable);  provided,  that if Landlord fails to take  either  such  action,  Tenant  shall have the right to an  abatement  of Rent only to the extent necessary  to  satisfy  such  judgment.  Tenant  hereby  covenants  that,  prior  to the  exercise  of any such remedies, it will give any Mortgagee notice and a reasonable time to cure any default by Landlord.

ARTICLE 27
------------------
                                              PEACEFUL ENJOYMENT
                                              ------------------

         Tenant shall,  and may  peacefully  have,  hold,  and enjoy the  Premises,  subject to the other terms hereof,  provided  that Tenant pays the Rent and other sums  herein  recited to be paid by Tenant and  performs all of Tenant's  covenants and agreements  herein  contained.  This covenant and any and all other covenants of
Landlord shall be binding upon Landlord and its successors only with respect to breaches  occurring  during its or their respective periods of ownership of Landlord's interest hereunder.

ARTICLE 28
------------------
                                                 HOLDING OVER
                                                 ------------

         In the event of holding over by Tenant after the  expiration or other  termination of this Lease or in the event  Tenant  continues to occupy the  Premises  after the  termination  of Tenant's  right of  possession pursuant to Article 25 above,  Tenant  shall,  throughout  the entire  holdover  period,  pay rent equal to one hundred fifty percent  (150%) the Base Rent and Additional  Rent which would have been  applicable had the term of this Lease  continued  through the period of such holding over by Tenant.  If Tenant  remains in  possession of all or any part of the Premises after the  expiration of the Lease Term,  with the express  written  consent of Landlord:  (i) such tenancy will be deemed to be a periodic  tenancy  from  month-to-month  only;  (ii) such tenancy will not  constitute a renewal or extension of this Lease for any further term;  and (iii) such tenancy may be terminated  by Landlord upon the earlier of thirty (30) days' prior written  notice or the earliest date permitted by law.  Such  month-to-month  tenancy will be subject to every other term,  condition,  and covenant contained in this Lease  including the Base Rent and  Additional  Rent  provisions.  Nothing  contained in this
Article 28 shall be  construed  as consent by  Landlord  to any holding  over of the  Premises  by Tenant,  and
Landlord  expressly  reserves the right to require  Tenant to surrender  possession of the Premises to Landlord upon the expiration or earlier  termination  of this Lease.  If Tenant fails to surrender the Premises upon the expiration or earlier  termination  of this Lease despite demand to do so by Landlord,  Tenant shall  indemnify and hold Landlord harmless from all loss or liability,  including,  without  limitation,  any claim made by any succeeding tenant founded on or resulting from such failure to surrender.

ARTICLE 29
------------------
                                           SUBORDINATION TO MORTGAGE
                                           -------------------------

         Tenant  accepts  this Lease  subject  and  subordinate  to any  mortgage,  deed of trust or other lien presently  existing or hereafter arising upon the Premises,  upon the Building as a whole, and to any renewals, refinancing  and  extensions  thereof,  but Tenant agrees that any such  Mortgagee  shall have the right at any time to  subordinate  such  mortgage,  deed of trust or other lien to this  Lease on such terms and  subject to such  conditions as such Mortgagee may deem  appropriate in its  discretion.  Tenant agrees within fifteen (15)
days  after  request  therefore  to  execute  a  subordination  and  non-disturbance  agreement  in the form of agreement  attached hereto as Exhibit I or such similar  agreement as Landlord may reasonably  request.  In the
                              ---------
event that any mortgage or deed of trust is foreclosed or  conveyance  in lieu of  foreclosure  is made for any
reason,   Tenant   shall,   if  requested  by  the   Mortgagee,   attorn  to  and  become  the  Tenant  of  the
successor-in-interest  to  Landlord  and in such event  Tenant  hereby  waives its right  under any  current or future law which gives or purports to give Tenant any right to  terminate or  otherwise  adversely  affect this
Lease and the  obligations  of Tenant  hereunder.  If in connection  with  obtaining  construction,  interim or permanent  financing for the Building,  the lender shall request  modifications to this Lease as a condition to such financing,  Tenant will not withhold or delay its consent  thereto,  provided that such  modifications  do not increase the  obligations of Tenant  hereunder and do not otherwise  materially  adversely  affect Tenant's rights  hereunder.  Tenant's  failure to timely  comply with the  foregoing  requirements  shall  constitute  a default  under this Lease for which  Tenant  shall not be entitled to any cure  period,  and in addition to all other  remedies to which  Landlord may be entitled  under this Lease with respect to a Tenant  default,  Tenant shall be liable to Landlord for all damages,  consequential  or otherwise,  incurred by Landlord as a result of such default.  Notwithstanding  the foregoing,  any subordination by Tenant shall be made only on the condition that the  Mortgagee  agrees in writing  that  Tenant's  rights  under this Lease shall not be disturbed by such
Mortgagee  as long has Tenant has paid all Rent and other sums then due and payable by Tenant and is  otherwise not in default under this Lease beyond any applicable cure period.

ARTICLE 30
------------------
                                                   Reserved

ARTICLE 31
------------------
                                           BANKRUPTCY OR INSOLVENCY
                                           ------------------------

31.1     Deemed  Rejection  of Lease.  Subject to the  provisions  of  Section 24 (d) and (e) above,  if Tenant becomes a debtor under  Chapter 7 of the United  States  Bankruptcy  Code (the  "Bankruptcy  Code"),  or in the
event that a petition for  reorganization  or adjustment of debts is filed  concerning the Tenant under Chapter
11 or Chapter 13 of the  Bankruptcy  Code, or a proceeding  filed under Chapter 7 is  transferred to Chapter 11 or 13, the  "Trustee" or the Tenant,  as  "Debtor-in-Possession,"  shall be deemed to have rejected this Lease.
No election by the Trustee or  Debtor-in-Possession  to assume this Lease shall be effective unless each of the following  conditions,  which  Landlord and Tenant  hereby  acknowledge  to be  commercially  reasonable in the context of a bankruptcy  proceeding,  has been satisfied,  and the Landlord has so acknowledged in writing: (i)
the  Trustee or  Debtor-in-Possession  has  cured,  or has  provided  the  Landlord  "adequate  assurance"  (as hereinafter  defined) that from the date of such assumption the Trustee or  Debtor-In-Possession  will promptly cure, all monetary and  non-monetary  defaults under the Lease;  (ii) the Trustee or  Debtor-in-Possession  has
compensated,  or has  provided  to the  Landlord  adequate  assurance  that within ten (10) days of the date of assumption  the Landlord  will be  compensated,  for any pecuniary  loss incurred by the Landlord  arising from default  of the  Tenant,  the  Trustee,  or the  Debtor-in-Possession  as  recited  in the  Landlord's  written statement  of  pecuniary  loss  sent  to  the  Trustee  or  Debtor-in-Possession;  and  (iii)  the  Trustee  or
Debtor-in-Possession  has provided the Landlord with adequate  assurance of future  performance  of each of the
Tenant's,  the  Trustee's,  or the  Debtor-in-Possession's  obligations  under this Lease;  provided,  however, that:  (x) the Trustee or  Debtor-in-Possession  shall also  deposit  with the  Landlord,  as security  for the timely  payment  of rent  and  other  sums due  hereunder,  an  amount  equal to four  (4)  months  Base  Rent,
Additional Rent, and other monetary  charges  accruing under this Lease;  and (y) the obligations  imposed upon the Trustee or  Debtor-in-Possession  shall  continue  with respect to the Tenant or any assignee of this Lease after the completion of the bankruptcy proceedings.

31.2     Adequate  Assurance.  For purposes of this  Section,  Landlord  and Tenant  acknowledge  that,  in the context of the bankruptcy  proceedings of the Tenant,  at a minimum,  "adequate  assurance" shall mean: (i) the
Trustee or  Debtor-in-Possession  will continue to have sufficient unencumbered assets after the payment of all
secured   obligations   and   administrative   expenses   to  assure   the   Landlord   that  the   Trustee  or
Debtor-in-Possession  will have sufficient  funds to fulfill all of the obligations of Tenant under this Lease;
or                (ii) the Bankruptcy  Court shall have entered an order  segregating  sufficient  cash payable to the  Landlord,  and the  Trustee  or  Debtor-in-Possession  shall have  granted to the  Landlord a valid and perfected  first lien and  security  interest  or mortgage in  property  of the  Tenant,  the  Trustee,  or the
Debtor-in-Possession,  acceptable as to value and kind to the Landlord,  in order to secure to the Landlord the obligation  of the Tenant,  Trustee,  or  Debtor-in-Possession  to cure the monetary or  non-monetary  defaults under the Lease within the time period set forth above.

31.3     Lease  Assignments  in  Bankruptcy   Proceedings.   The  following   conditions  shall  apply  to  any
assignments  of this Lease in bankruptcy  proceedings if the Trustee or  Debtor-in-Possession  has assumed this
Lease and elects to assign the Lease to any other  person,  such interest or estate of Tenant in this Lease may be so assigned only if the Landlord has  acknowledged in writing that the intended  assignee can provide to the
Landlord  "adequate  assurance of future  performance"  (as herein defined) of all of the terms,  covenants and conditions  of this Lease to be  performed  by the Tenant.  For the  purposes of this  provision,  Landlord and
Tenant  acknowledge  that,  in the context of a bankruptcy  proceeding,  at a minimum,  "adequate  assurance of future performance" shall mean that each of the following  conditions has been satisfied,  and the Landlord has so acknowledged in writing:  (i) the proposed assignee has submitted a current  financial  statement audited by a  Certified  Public  Accountant  which  shows the net worth and working  capital  and  amounts  determined  by
Landlord to be sufficient  to assure the future  performance  by such  assignee of all of Tenant's  obligations under this Lease;  (ii) the proposed  assignee,  if requested by the Landlord,  has obtained  guarantys in form and substance  satisfactory  to the Landlord from one or more persons who satisfy the  Landlord's  standards of creditworthiness;  and (iii) the Landlord  has  obtained all consents or waivers from any third party  required under any lease, mortgage,  financing arrangement,  or other agreement by which the Landlord is bound, in order to permit the Landlord to consent to such assignment.

ARTICLE 32
------------------
                                        AMERICANS WITH DISABILITIES ACT
                                        -------------------------------

32.1     Alterations  to Common Areas.  Landlord  shall,  subject to  reimbursement  as part of the  Building's
Operating  Expenses,  be responsible  for any  alterations,  modifications  or improvements to the Common Areas which are required  under Title III of the Americans With  Disabilities  Act ("ADA").  Landlord  represents and warrants that Landlord shall cause the Building Shell,  as approved by the City and County of Denver,  to fully meet with ADA  requirements  within the local  jurisdiction  guidelines,  as these  guidelines were written and enforced at the time of the  approval of the building  permit for the Building  Shell by the City and County of
Denver,  including access from parking lots, location of parking spaces, and emergency  lighting.  In addition,
Landlord  represents  and warrants that Landlord shall cause the Building Shell to be constructed in accordance with all other  applicable  building  codes and  ordinances  in  existence  as of the date of  approval  of the building permit for construction of the Building Shell.

32.2     Alterations  to Premises.  Tenant shall,  at Tenant's sole cost and expense,  be  responsible  for any alterations,  modifications  or  improvements  to the Premises,  and the  acquisitions  of any auxiliary  aids, required under the ADA, including all alterations,  modifications,  or improvements  required:  (i) as a result of Tenant (or any subtenant,  assignee,  or concessionaire)  being a "Public  Accommodation" (as defined in the
ADA);  (ii) as a result of the  Premises  being a  "Commercial  Facility"  (as defined in the ADA);  (iii) as a result of any  leasehold  improvements  made to the  Premises  by, or on behalf  of,  Tenant or any  subtenant, assignee,  or concessionaire  (whether or not Landlord's consent to such leasehold  improvements was obtained);
or (iv) as a result  of the  employment  by Tenant  (or any  subtenant,  assignee,  or  concessionaire)  of any individual with a disability.

32.3     "Use  Clause"  Implications.  With  respect to the use  restrictions  set forth in Section 4.1 of this
Lease,  and the  restrictions on assignments and subletting set forth in Article 17 of this Lease, it is hereby specifically  understood and agreed that Landlord  shall have no obligation to consent to, or permit,  a use of the  Premises,  or an  assignment  of the Lease,  or a sublease  of the  Premises  (collectively  herein a "Use
Change") if such Use Change would require the making of any alterations,  modifications, or improvements to the
Premises or the Common Areas, or the  acquisition of any auxiliary aids,  required under the ADA, unless Tenant performs all such acts and satisfies  Landlord's  requirements  for financial  responsibility  for the costs of such  compliance  (which may  include,  by way of  example,  posting of a  completion  bond),  Tenant  shall be responsible for compliance with ADA in the design and layout of the Leasehold  Improvements  and Landlord shall have no responsibility therefor.

ARTICLE 33
------------------
                                                 ATTORNEY FEES
                                                 -------------

         In the event  either  party  defaults  in the  performance  of any of the terms of this  Lease and the other party  employs an attorney in  connection  therewith,  the  prevailing  party in any action or proceeding instituted  to enforce  this Lease shall be entitled to recover,  in addition to any other remedy or damages to which the  prevailing  party may be entitled to recover  pursuant  to the terms of this Lease,  its  reasonable attorneys' fees and court costs incurred in connection with such action or proceeding.

ARTICLE 34
------------------
                                               NO IMPLIED WAIVER
                                               -----------------

         The  failure  of  Landlord  to insist at any time  upon the  strict  performance  of any  covenant  or agreement  herein,  or to exercise any option,  right,  power or remedy  contained in this Lease,  shall not be construed  as a waiver or a  relinquishment  thereof  for the  future.  No  payment  by Tenant  or  receipt  by
Landlord of a lesser  amount than the  monthly  installment  of Rent due under this Lease shall be deemed to be other than on account of the earliest Rent due hereunder,  nor shall any  endorsement or statement on any check or any letter  accompanying  any check or payment as Rent be deemed an accord and  satisfaction,  and  Landlord may accept such check or payment without  prejudice to Landlord's  right to recover the balance of such rent or pursue any other remedy in this Lease provided.

ARTICLE 35
------------------
                                       LIMITATION OF LANDLORD LIABILITY
                                       --------------------------------

         Redress  for any claim  against  Landlord  under this Lease shall be limited to and  enforceable  only against and to the extent of  Landlord's  interest in the  Building or any rent or  insurance  or  condemnation proceeds  therefrom.  The  obligations  of  Landlord  under this Lease are not  intended to be and shall not be personally  binding on, nor shall any resort be had to, the private  properties  of any of its members,  or its or their trustees or board of directors or officers,  as the case may be, its manager,  the partners or members thereof,  or any  beneficiaries,  shareholders,  employees  or agents of  Landlord,  the  manager or any of the members of Landlord  except to the extent of losses caused  directly and  proximately by Landlord's  failure to maintain insurance coverage as required pursuant to the terms of  this Lease.

ARTICLE 36
------------------
                                               SECURITY DEPOSIT
                                               ----------------

         The  Security  Deposit  shall be paid by Tenant to Landlord on the  Commencement  Date.  The  Security
Deposit  shall be held by Landlord  without  liability  for  interest and as security  for the  performance  by
Tenant of  Tenant's  covenants  and  obligations  under this  Lease,  it being  expressly  understood  that the
Security  Deposit  shall not be  considered  an advance  payment  of rental or a measure  of damages  caused by
Tenant in case of default by Tenant.  Landlord  may  commingle  the  Security  Deposit  with  Landlord's  other funds.  Landlord may, from time to time,  without  prejudice to any other remedy,  use the Security  Deposit to the extent  necessary to make good any  arrearage  of rent or to satisfy any other  covenant or  obligation  of
Tenant  hereunder.  Following any such  application  of the Security  Deposit,  Tenant shall pay to Landlord on demand the amount so applied in order to restore the  Security  Deposit to its  original  amount.  If Tenant is not in default at the termination of this Lease, the balance of the Security  Deposit  remaining after any such application  shall be returned  by Landlord to Tenant.  If  Landlord  transfers  its  interest in the  Premises during the term of this Lease,  Landlord  may assign the  Security  Deposit to the  transferee  and  thereafter shall have no further liability for the return of such Security Deposit to Tenant.

ARTICLE 37
------------------
                                                    NOTICE
                                                    ------

         Any  notice in this Lease  provided  for must,  unless  otherwise  expressly  provided  herein,  be in writing,  and may, unless otherwise in this Lease expressly  provided,  be given or be served by depositing the same in the United States mail,  postage paid and  certified  and  addressed to the party to be notified,  with return  receipt  requested,  or by  delivering  the same in person to an officer of such  party,  or by prepaid nationally  recognized  overnight courier service,  addressed to the party to be notified at the address stated
below or such other address,  notice of which has been given to the other party.  Notice  deposited in the mail in the manner  hereinabove  described  shall be effective  from and after the  expiration of three (3) calendar days after it is so deposited.  Notice  deposited with an overnight  courier service shall be deemed  effective the day after such deposit.

         Notices to Landlord:       Gateway Office Four, LLC
                                    c/o Paul Powers
                                    3950 Lewiston Street, Suite 100
                                    Aurora, Colorado 80011

         With a copy to:            J. Kevin Ray, Esq.
                                    Campbell Bohn Killin Brittan   Ray, LLC
                                    270 St Paul, Suite 200
                                    Denver, Colorado 80206

         Notices to Tenant:         Frontier Airlines, Inc.
                                    12015 East 46th Avenue, Suite 200
                                    Denver, Colorado 80239-3116
                                    Attention:  Director of Properties and Facilities

         With a copy to:            Randall G. Alt, Esq.
                                    Otten, Johnson, Robinson, Neff   Ragonetti, P.C.
                                    950 17th Street, Suite 1600
                                    Denver, Colorado  80202

ARTICLE 38
------------------
                                                 SEVERABILITY
                                                 ------------

         If any term or  provision  of this Lease,  or the  application  thereof to any person or  circumstance shall,  to any extent,  be invalid or  unenforceable,  the remainder of this Lease,  or the application of such term  or  provision  to  persons  or  circumstances  other  than  those  as to  which  it is  held  invalid  or unenforceable,  shall not be affected  thereby,  and each term and  provision  of this Lease shall be valid and enforced to the fullest extent permitted by law  notwithstanding  the invalidity of any other term or provision hereof.

ARTICLE 39
------------------
                                                  RECORDATION
                                                  -----------

         Tenant agrees not to record this Lease or any memorandum hereof.

ARTICLE 40
------------------
                                                 GOVERNING LAW
                                                 -------------

         This Lease and the rights and obligations of the parties hereto shall be interpreted,  construed,  and enforced in accordance with the laws of the State of Colorado.

ARTICLE 41
------------------
                                                 FORCE MAJEURE
                                                 -------------

         Whenever  a period of time is herein  prescribed  for the taking of any  action by either  party,  the affected  party shall not be liable or  responsible  for, and there shall be excluded from the  computation  of such period of time,  any delays due to strikes,  riots,  acts of God,  shortages of labor or  materials,  war, governmental  laws,  regulations  or  restrictions,  or any other cause  whatsoever  beyond the control of that party.  The foregoing provisions shall not apply to the payment of Rent or other amounts due from Tenant.

ARTICLE 42
------------------
                                              TIME OF PERFORMANCE
                                              -------------------

         Except as expressly  otherwise  herein  provided,  with  respect to all  required  acts of the parties hereto, time is of the essence of this Lease.

ARTICLE 43
------------------
                                             TRANSFERS BY LANDLORD
                                             ---------------------

         Landlord  shall  have the right to  transfer  and  assign,  in whole or in part,  all its  rights  and obligations  hereunder  and in the  Building and  property  referred to herein,  and in such event and upon the transfer of all of such rights and obligations  hereunder and in the Building and property  referred to herein,
Landlord  shall be released from any further  obligations  hereunder,  and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

ARTICLE 44
------------------
                                                  COMMISSIONS
                                                  -----------

         Landlord and Tenant hereby  indemnify and hold each other harmless  against any loss,  claim,  expense or liability  with respect to any  commissions  or brokerage  fees claimed on account of the  execution  and/or renewal of this Lease due to any action of the  indemnifying  party.  Landlord  and Tenant each  represent  and warrant to each other that no broker has been used in  connection  with this Lease except for the broker(s) set forth on the Lease Summary  hereof,  which  broker(s)  shall be compensated by Landlord  absent an agreement to the contrary.

ARTICLE 45
------------------
                                       EFFECT OF DELIVERY OF THIS LEASE
                                       --------------------------------

         Landlord  has  delivered a copy of this Lease to Tenant for  Tenant's  review  only,  and the delivery hereof  does not  constitute  an offer to Tenant or option.  This  Lease  shall not be  effective  until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord.

ARTICLE 46
------------------
                                              CORPORATE AUTHORITY
                                              -------------------

         Each person  signing this Lease on behalf of Tenant  represents  and warrants  that he or she has full authority  to do so and that this  Lease  binds  the  corporation.  Not  later  than  thirty  (30)  days  after
Landlord's  written  request  therefore,  Tenant shall deliver to Landlord a certified  copy of a resolution of
Tenant's Board of Directors  authorizing  the execution of this Lease or other  evidence of Tenant's  authority to execute this Lease reasonably acceptable to Landlord.

ARTICLE 47
------------------
                                          JOINT AND SEVERAL LIABILITY
                                          ---------------------------

         All parties  signing this Lease as Tenant shall be jointly and  severally  liable for all  obligations of Tenant.

ARTICLE 48
------------------
                                                INTERPRETATION
                                                --------------

         The  captions  of the  Articles of this  Lease,  and each  specific  Section or  paragraph  within the respective  Articles,  are to assist  the  parties  in  reading  this  Lease and are not a part of the terms or provisions  of this Lease.  Whenever  required by the context of this Lease,  the  singular  shall  include the plural and the plural  shall  include the  singular.  The  masculine,  feminine and neuter  genders  shall each include the other.  In any provision  relating to the conduct,  acts or omissions of Tenant,  the term "Tenant"
shall include Tenant's agents,  employees,  contractors,  successors or others using the Premises with Tenant's expressed or implied permission or acting on behalf of Tenant.

ARTICLE 49
------------------
                               INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS
                               ------------------------------------------------

         This Lease is the only  agreement  between the parties  pertaining to the lease of the Premises and no other  agreements  are  effective.  All amendments to this Lease shall be in writing and signed by all parties.
Any other attempted amendment shall be void.

ARTICLE 50
------------------
                                             WAIVER OF JURY TRIAL
                                             --------------------

         Landlord  and  Tenant  by  this  Article  50  waive  trial  by  jury  in any  action,  proceeding,  or counterclaim  brought by either of the  parties  to this  Lease  against  the other on any  matters  whatsoever arising out of or in any way connected with this Lease, the  relationship of Landlord and Tenant,  Tenant's use or occupancy of the Premises,  or any other claims (except claims for personal injury or property damage),  and any emergency statutory or any other statutory remedy.

ARTICLE 51
------------------
                                             ESTOPPEL CERTIFICATES
                                             ---------------------

         Within  fifteen (15) days after  written  request from  Landlord,  Tenant shall execute and deliver to
Landlord  or  Landlord's  designee,  a written  certificate  in the form of  Exhibit  H,  attached  hereto  and incorporated  herein by this reference or such other  certificate  that certifies that this Lease is unmodified and in full force and effect  (or if there have been  modifications,  that the same is in full force and effect as so  modified),  states the dates to which  Rent and other  charges  payable  under the Lease have been paid, states that  Landlord is not in default  hereunder (or if Tenant  alleges a default  stating the nature of such alleged  default)  and  further  states  such other  matters  as  Landlord  shall  reasonably  require.  Tenant acknowledges that any such statement may be relied upon by any Mortgagee,  prospective Mortgagee,  purchaser or prospective  purchaser  of the Building or any interest  therein.  Tenant's  failure to execute and deliver any certificate  or agreement  hereunder  within the time required shall be Tenant's  consent that all  information contained  therein  is true and  correct  and at  Landlord's  election  be a  default  under  this  Lease.  Any certificate,  instrument,  and/or  agreement  referred to in this Article 51 may at  Landlord's  election be in recordable form and may at Landlord's election be duly recorded.

ARTICLE 52
------------------
                                                   NO MERGER
                                                   ---------

         The voluntary or other  surrender of this Lease by Tenant or the  cancellation of this Lease by mutual agreement  of Tenant and  Landlord or the  termination  of this Lease on account of Tenant's  default  will not work a merger,  and will, at Landlord's  option,  (i) terminate all or any subleases and  subtenancies  or (ii)
operate as an  assignment  to Landlord of all or any subleases or  subtenancies.  Landlord's  option under this
Article  52 will be  exercised  by written  notice to Tenant  and all known  sublessees  or  subtenants  in the
Premises or any part of the Premises.

ARTICLE 53
------------------
                                                 COUNTERPARTS
                                                 ------------

         This Lease may be executed in  counterparts,  and, when all  counterpart  documents are executed,  the counterparts shall constitute a single binding instrument.

ARTICLE 54
------------------
                                                   EQUIPMENT
                                                   ---------

55.1     Supplemental  Equipment.  Tenant shall have the nonexclusive right, at Tenant's sole cost and expense, to install and maintain,  at its sole expense  certain  supplemental  equipment  adjacent to the building which contains the Premises in accordance  with the  provisions  of this Article 54 and the other  provisions of this
Lease.  Such  supplemental   equipment  shall  be  limited  to  an  emergency  generator  with  fuel  tank,  an uninterruptible  power supply system with batteries,  a supplemental  air  conditioning  system with condensing units,  and one 6 foot  diameter  satellite  dish for use in  connection  with  Tenant's  business  operations, together  with  cables  extending  from such  satellite  dish to the  Premises to be located on the roof of the
Building behind the parapet at a location  reasonably  designated by Landlord and reasonably approved by Tenant
(collectively,  the "Supplemental  Equipment").  All such Supplemental  Equipment shall be placed in a location reasonably  approved by Landlord and Tenant.  Tenant shall have sole  responsibility and liability with respect to any Supplemental  Equipment's  compliance with: (i) any declaration of covenants  conditions or restrictions applicable to the Building,  (ii) the roof warranty and (iii) any law, regulation,  ordinance or zoning imposed by any  governmental  body having  authority  over the Building.  Tenant's  inability to obtain such  approvals shall not render  this Lease void or  voidable,  and  Landlord  will not be liable to Tenant for any  resultant loss or damage.  Tenant's  installation  of any  Supplemental  Equipment  shall comply with the  provisions  of
Article 12 of this Lease.  Supplemental  Equipment  shall be  considered as part of the Premises and subject to all  applicable  terms of the Lease.  The  installation  of  Supplemental  Equipment  shall be by a  contractor approved  by  Landlord  and in  accordance  with plans and  specifications  approved  by the  Landlord  and all applicable  governmental  authorities.  Tenant  shall be solely  responsible  for  maintaining  all  insurance, licenses and permits for any  Supplemental  Equipment and its operation.  Tenant,  at its sole cost and expense shall cause all  Supplemental  Equipment to be screened  from view by the public with  screening  processes and materials  reasonably  approved  by  Landlord.  Tenant  shall have the right at its sole risk and  expenses  of access to the  Building  rooftop  in order to perform  maintenance  on any  rooftop  Supplemental  Equipment  ;
provided  that such  access to the  Building  rooftop  shall,  except in the case of  emergency,  be upon prior written  notice to  Landlord  and the  Landlord  shall have the right to have a  representative  present.  Upon termination of the Lease for any reason,  Tenant shall at Tenant's  expense  promptly  remove all  Supplemental
Equipment  and restore the  Building  and the  Premises to their  condition  prior to the  installation  of the
Supplemental  Equipment.  Tenant hereby agrees to indemnify  Landlord against any damage caused to the Building including  any damage to other  tenants in the  Building  or to the Common  Area  which  result  from  Tenant's installation or removal of any Supplemental Equipment.  This provision shall survive termination of the Lease.

55.2     Landlord Waiver.  Landlord hereby  acknowledges that Tenant has acquired  equipment,  and will acquire additional  equipment  (collectively,  the "Equipment"),  under the terms of one or more credit agreements with lenders,  pursuant to which the lenders have financed  Tenant's  purchase of all or a portion of the Equipment.
A portion of the Equipment  will be installed in the Premises.  Landlord  hereby  disclaims any interest in the
Equipment.  In addition,  Landlord hereby (a) waives,  disclaims and releases any claim of ownership of or lien on or security  interest in all or any part of the  Equipment,  whether  consensual,  statutory  or  otherwise, including  without  limitation  any  mechanics',  artisans' or  materialmen's  lien;  (b) to the fullest extent permitted by law,  waives all rights  granted by or under any present or future law to levy or distraint on the
Equipment,  for  any  sums  due to  Landlord;  (c) acknowledges  that,  regardless  of the  manner  or  mode of installation  of the Equipment,  the Equipment is and shall  continue to be the personal  property of Tenant or the  vendor  of the  Equipment,  as the case  may be;  (d) acknowledges  that  the  lenders  under  the  credit agreements  have (or may have)  financed  Tenant's  purchase  of all or a part of the  Equipment,  and,  to the extent  that  any of the  Equipment  has  been so  financed,  the  lenders  have a  security  interest  in such
Equipment;  (e) agrees  that the lenders and their agents may, from time to time in accordance  with the credit agreement and, with Landlord's prior consent,  which consent shall not be unreasonably  withheld or delayed and if  accompanied  by  Landlord,  enter upon the  Premises  where the  Equipment  is located for the  purposes of inspecting,  repairing,  removing and/or  conducting a sale or sales of the Equipment,  and that Landlord shall not hinder or prevent the lender or its agents from taking any such  action;  and  (f) agrees  that the lenders and its agents are  third-party  beneficiaries  of this  section and that this  section may not be  terminated, amended,  or modified  without the prior  written  consent of such  lenders.  The right of such lender to enter onto the Premises shall be  conditioned  on the lender giving notice to the Landlord of its planned entry,  and the agreement of such lender to repair any damage caused by such entry.

                                                  ARTICLE 55
                                                  ----------
                                                    PARKING
                                                    -------

         Throughout the Lease Term,  Landlord  agrees to make available for Tenant's use, at no cost to Tenant, not  less  than  ten  (10)  parking  spaces  in the  outdoor  parking  lot to be  constructed  at the  Building
(collectively,  the  "Parking  Spaces")  for each one  thousand  (1,000)  square feet of  Rentable  Area of the
Premises,  or  approximately  one hundred sixty (160) Parking  Spaces.  Approximately  thirty percent (30%), or approximately  forty-eight  (48) of such  Parking  Spaces  shall be  designated  for  suitable use by "compact"
vehicles  only,  with the remainder  suitable for use by standard sized  vehicles.  Tenant's use of the Parking
Spaces shall be subject to such  reasonable  rules and  regulations  as may be imposed by Landlord from time to time so long as such rules and  regulations  are  applicable to and uniformly  enforced  against all tenants of the  Building.  Landlord  shall make the Parking  Spaces  available  for use by Tenant at all times  during the
Lease Term,  provided,  that Landlord's  inability to make such spaces available at any time for reasons beyond
Landlord's  reasonable control shall not constitute a material breach by Landlord of its obligations  hereunder so long as Landlord makes suitable  substitute  parking  facilities  available for Tenant's use in the vicinity of the Building  during any period of  unavailability  of parking at the Building . All vehicles  parked in the parking  areas  and the  personal  property  therein  shall be at the sole  risk of  Tenant,  Tenant's  agents, employees and invitees and the users of such Parking  Spaces,  and Landlord shall have no liability for loss or damage thereto for whatever cause.

                                                  ARTICLE 56
                                                  ----------
                                                RESTRICTED USE
                                                --------------

         Landlord  agrees  that  during the Lease  Term,  Landlord  shall not lease any other  premises  in the
Building to another tenant for use as an airline or travel related call center.

                                                  ARTICLE 57
                                                  ----------
                                                   EXHIBITS
                                                   --------

         All Exhibits as listed on the "List of  Agreements"  preceding or attached  hereto,  are  incorporated herein and made a part of this Lease for all purposes.

         IN WITNESS  WHEREOF,  Landlord and Tenant have executed this Lease (which may be in multiple  original counterparts) as of the day and year first above written.

LANDLORD:                                                     TENANT:

GATEWAY OFFICE FOUR, LLC,                   FRONTIER AIRLINES, INC.,
a Colorado limited liability company                          a Colorado corporation

By:    GATEWAY BUSINESS PARK, LLC, a                 By:
                                                        -----------------------------------------
       Colorado limited liability company,                    Print Name:
                                                                         ---------------------------------
       its sole member                                        Print Title:
                                                                          --------------------------------

         By:
            -----------------------------------------
              Paul Powers, President and
              Authorized Signatory

                                                         A-1

                                                                                                    Tenant Initials
                                                  EXHIBIT "A"
                                                  -----------

                                              GATEWAY OFFICE FOUR

                                               LEGAL DESCRIPTION

Landlord,  from time to time,  shall have the right to amend this legal  description to accurately  reflect the legal parcel if and when it becomes  necessary to adjust the legal  description to accommodate  the development of other adjacent buildings.

                                                         B-1

                                                                                                    Tenant Initials
                                                  EXHIBIT "B"
                                                  -----------

                                              GATEWAY OFFICE FOUR

                                            FLOOR PLAN OF PREMISES

                                   [To be prepared by Landlord and Tenant and
                                inserted upon execution and delivery of Lease.]

                                                         C-1

                                                                                                    Tenant Initials
                                                  EXHIBIT "C"
                                                  -----------

                                              GATEWAY OFFICE FOUR

                                                         D-2

                                                                                                    Tenant Initials
                                              OPERATING EXPENSES
                                              ------------------

                                                         C-3

                                                                                                    Tenant Initials

For purposes of this Lease, "Operating Expenses" shall not include:

                  (1)      costs related to electricity  and other  utilities,  janitorial  services,  and HVAC service  (including,  without  limitation,  costs to repair,  maintain  and  replace  systems  used in connection  with the  provision of those  services)  supplied to any areas of the  Building  which are leased to tenants;

                  (2)      depreciation on the Building;

                  (3)      costs  of  alterations  of  space or other  improvements  made  for  tenants  of the
         Building;

                  (4)      finders' fees and real estate brokers' commissions;

                  (5)      ground lease payments, mortgage principal or interest;

                  (6)      costs of  excess or  additional  services  provided  to any  tenant in the  Building which are billed directly to such tenants;

                  (7)      any cost  due to  Landlord's  breach  of any  contract,  or any  tort  liability  of
         Landlord;

                  (8)      all costs,  including legal fees,  relating to activities for the  solicitation  and execution of leases of space in the Building;

                  (9)      any legal fees  incurred by Landlord in enforcing  its rights under other leases for premises in the Building;

                  (10)     wages  (including  fringe  benefits)  of  executives  above  the  grade of  building manager;

                  (11)     the portion of costs  incurred in  performing  work or  furnishing  services for any tenant,  whether at such  tenant's or Landlord's  expense,  to the extent that such work or service is in excess of any work or service  that  Landlord  is obliged  to  furnish to Tenant  pursuant  to this
         Lease without additional payment by Tenant;

                  (12)     costs or expenses for which  Landlord  has  received or is to receive  reimbursement from the proceeds of  insurance,  condemnation  awards,  guarantee,  or any other  source  (other than reimbursement of Operating Expenses);

                  (13)     costs incurred in relocating tenants in the Building;

                  (14)     costs incurred in connection  with the transfer or  disposition of the Building,  or any portion thereof, or any interest therein,  including,  without limitation,  brokerage commissions, attorneys' fees and disbursements, transfer taxes, gains taxes and recording charges;

                  (15)     the cost of works of art of the quality and nature of "fine art";

                  (16)     rent paid under superior leases; and

                  (17)     the portion of any fee or expenditure  for any purpose  whatsoever  paid to Landlord or to an entity  affiliated  with Landlord which exceeds the amount which would be paid in the absence of such relationship;

                  (18)     Landlord's  general  corporate  overhead  and general and  administrative  expenses, except to the extent included in Landlord's management fee;

                  (19)     Advertising and promotional  expenditures,  excluding the cost of signs in or on the
         Building or project identifying the owner of the Building or project or other tenants' signs;

                  (20)     Costs  arising  from the  negligence  or fault of other  tenants or  Landlord or its agents,  or any  vendors,  contractors,  or providers  of  materials  or services  selected,  hired or engaged  by  Landlord  or  its  agents  including,  without  limitation,  the  selection  of  building materials;

                  (21)     any and all costs  arising from the presence of Hazardous  Materials in or about the
         Premises or the Building including,  without limitation,  hazardous  substances in the ground water or soil, not placed in the Premises or the Building by Tenant;

                  (22)     Landlord's charitable or political contributions;

                  (23)     Costs  associated  with the operation of the business of the  partnership  or entity which  constitutes  Landlord  or its  principals,  as the same  are  distinguished  from the  costs of operation of the project,  including partnership  accounting and legal matters, costs of defending any lawsuits  with any  mortgagee  (except as the  actions of Tenant may be in issue),  costs of  selling, syndicating,  financing,  mortgaging or hypothecating any of Landlord's interest in the project, costs of any  disputes  between  Landlord  and its  employees  (if any) not  engaged in  project  operation, disputes of Landlord with building  management,  or outside fees paid in connection with disputes with other tenants;

(24)     Costs of any tap fees, or any sewer water  connection  fees for the benefit of any  particular  tenant in the project;

(25)     Any flowers,  gifts,  balloons,  etc. provided to any entity whatsoever,  including but not limited to
         Tenant, other tenants, employees, vendors, contractors, prospective tenants and agents;

(26)     Any "validated" parking for any entity; or

(27)     "In-house"  legal and/or  accounting  fees except to the extent included in the management fee payable to Landlord.

Landlord  further  agrees  that since one of the  purposes of  Operating  Expenses  and the gross up  provision herein is to allow  Landlord to require  Tenant to pay for the costs  attributable  to its  Premises,  Landlord agrees  that  (i) Landlord  will not  collect or be  entitled  to collect  Operating  Expenses  from all of its tenants in an amount which is in excess of one hundred percent  (100%) of the Operating  Expenses actually paid by Landlord in  connection  with the  operation of the Building,  and  (ii) Landlord  shall make no profit from
Landlord's collections of Operating Expenses.

Landlord  estimates  that  Operating  Expenses  for the  first  year of the  Building's  operation  shall be as follows:

ITEM:                                                                  PRICE PER SQUARE FOOT
-----                                                                  ---------------------

Irrigation Water/Exterior Lighting                                                    $0.12

Snow Removal                                                                          $0.06

Landscaping                                                                           $0.09

Management Fee                                                                        $0.29

Engineer                                                                              $0.03

Taxes                                                                                 $2.50

Insurance                                                                             $0.08

Security/Life                                                                         $0.01

Sweeping                                                                              $0.01

ESTIMATED TOTAL PER SQUARE FOOT:                                                      $3.19

The foregoing is an estimate only.  Actual Operating  Expenses may vary.  Operating  Expenses exclude utilities and janitorial services, which Tenant shall be responsible for providing to the Premises.

                                                        D-10

                                                                                                    Tenant Initials
                                                  EXHIBIT "D"
                                                  -----------

                                              GATEWAY OFFICE FOUR

                                                  WORK LETTER

         This Work Letter  supplements the Lease Agreement (the "Lease") dated  concurrently  herewith,  by and between GATEWAY OFFICE FOUR, LLC, a Colorado limited liability  company,  as Landlord,  and FRONTIER  AIRLINES,
INC., a Colorado  corporation,  as Tenant,  covering the Premises.  All terms not defined herein shall have the same meaning as set forth in the Lease.

1.       Construction of Building.

                  1.1      Base Building Improvements.  Landlord has constructed,  or shall construct,  through its contractor,  at Landlord's sole cost, a building  shell,  including the (the "Base Building  Improvements")
listed on the Revised Scope of Work dated as of December 8, 2000 and attached hereto::

                  1.2      Tenant  Improvements  Descriptions.  Tenant  shall,  at its sole  cost and  expense, complete  all  improvements  to the  Premises  (the  "Tenant  Improvements"),  other  than  the  Base  Building
Improvements.  Without  limiting the  generality of the foregoing  description  of Base Building  Improvements,
Tenant Improvements shall include the following items:

                           a.       ceiling and lighting in the Premises;

                           b.       floor finishes in the Premises, including carpet as selected by Tenant;

                           c.       interior finishes of any kind within the Premises;

                           d.       interior  partitions,  demising  walls  (provided  that Landlord and Tenant shall each pay fifty  percent  (50%) of the cost of such  demising  walls), doors and hardware within the Premises;

                           e.       all  heating,  ventilating  and air  conditioning  equipment  and other air distribution  devices,  including  distribution  systems  and  controls  or supplemental systems;

f.       electrical  and  plumbing  services  from the core of the  Building  as  provided in the Scope of Base
                                    Building Improvements;

g.       modifications  to the automatic fire sprinkler  system as required for Tenant's layout as set forth on
                                    "Tenant's Schematic Space Plans" (as hereinafter defined);

                           h.       fire and life safety  systems  throughout the Premises,  including  without limitation exit signs, horn/strobe or intercoms and extinguishers;

                            i.      window  coverings,  consisting  of  Levelor,  Riviera or Newport  one inch, eight gauge horizontal mini-blinds in a color approved by Landlord;

                           j.       architectural and engineering  preparation of plans and  specifications for the Tenant Improvements to conform to Building standards;

                           k.       permits and fees to local jurisdictions;

                           l.       signage;

                           m.       men's and women's restroom facilities; and

                           n.       such other costs as are described in Section 3.2 hereinbelow.

2.       Plans and Specifications for Tenant Improvements.

                  2.1      Tenant has  retained  Reddy   Reddy as its  licensed  architect to prepare the plans
and  specifications  for the Tenant  Improvements.  All such plans and  specifications  shall be  submitted  to
Landlord for its approval prior to commencement of  construction  of any Tenant  Improvements.  Notwithstanding anything to the  contrary,  Tenant has or will engage and utilize  Priest  Engineering  as its  mechanical  and electrical engineers, which has been approved by Landlord.

                  2.2      Tenant  shall cause its  architect to furnish to Landlord  for  Landlord's  approval space plans sufficient to convey the  architectural  design of Tenant  Improvements to be constructed by Tenant in the Premises,  including,  without limitation,  the location of doors, partitions,  electrical and telephone outlets,  plumbing  fixtures,  heavy floor  loads and other  special  requirements,  together  with  reflective ceiling plans  ("Tenant's  Schematic  Space Plans").  If Landlord  shall  disapprove of any portion of Tenant's
Schematic  Space  Plans,  Landlord  shall  advise  Tenant  of such  revisions,  and  reasons  therefor,  as are reasonably  required by Landlord for the purpose of obtaining  approval.  Tenant shall then submit to Landlord, for Landlord's  approval,  a redesign of Tenant's  Schematic Space Plans,  incorporating the revisions required by Landlord and such  modifications  thereof as are suggested by Tenant,  said modifications to be subsequently approved  by  Landlord  prior to  Tenant's  submission  of  Final  Plans  (as  hereinafter  defined).  Landlord acknowledges  that  construction  of  the  Tenant  Improvements  is  a  "fast-track"  project,  and  agrees  to expeditiously review and cooperate with Tenant to approve Tenant's Schematic Space Plans and Final Plans.

                  2.3      Tenant  shall cause its  architect to prepare from  Tenant's  Schematic  Space Plans
(approved  by Landlord in  accordance  with  Section 2.2 above)  complete  architectural  plans,  drawings  and specifications and, utilizing Landlord's approved  mechanical,  electrical and structural  engineers,  complete engineered and cross  coordinated  mechanical,  electrical and structural  working  drawings for (i) all of the
Premises,  showing the  subdivision,  layout,  finish and decoration work (including  carpeting and other floor coverings)  desired by Tenant  therefor,  and (ii) any internal or external  communications  or special utility facilities which will require conduiting or other improvements  outside premises,  all in such form and in such detail as may be  reasonably  required by  Landlord.  Such  complete  plans,  drawings and  specifications  are referred to herein as the "Final Plans".  Tenant's  Final Plans shall (i) be compatible  with the Base Building
Improvements,  (ii)  comply with all  applicable  laws and  ordinances,  and the rules and  regulations  of all governmental  authorities having jurisdiction,  and (iii) comply with all applicable insurance  regulations for the  Building.  Tenant  shall  submit  the Final  Plans for the  approval  of  Landlord  in the same  manner as provided in Section 2.2 above for approval by Landlord of Tenant's Schematic Space Plans.

                  2.4      Tenant  acknowledges that, unless  specifically  shown as Landlord's  responsibility on the Final Plans,  the Tenant  Improvements  shall not include,  nor shall Landlord be  responsible  for, the design,  construction or installation  of various  nonstructural  items which Tenant may find desirable for the
Premises   including,   without   limitation,   furniture,   trade  fixtures,   office  equipment,   telephone,
telecommunications  and data  equipment and systems,  plantscaping,  artwork or cabling  required in connection with any of these items.  Notwithstanding  the fact that  Landlord's  architects  and engineers  shall have the right to review  Tenant's  Schematic Space Plans and Tenant's Final Plans,  Tenant shall be solely  responsible for the design and function of such plans,  including,  without  limitation,  their integration with all of the
Building's systems.

                  2.5      Landlord  shall  cooperate  with Tenant in obtaining  approval of the Final Plans by all governmental agencies having jurisdiction.

                  2.6      Tenant  shall cause its  architect to provide  documentation  for all changes to the
Final Plans at the time each  change is  authorized  by  Landlord  for  construction.  Within  thirty (30) days after the date of  substantial  completion  of the Tenant  Improvements,  Tenant's  architect  shall  submit to
Landlord  a set of  conformed  plans on mylar  incorporating  all field  changes  made and all  changes  and/or revisions that have been made subsequent to Landlord's approval of the Final Plans.

3.       Tenant Improvements.

                  3.1      Tenant shall be solely  responsible  for the payment of all costs to  construct  the
Tenant Improvements, including all "Work Costs"  (as hereinafter defined).

                  3.2      As used herein,  "Work  Costs" mean (i) all fees and expenses  incurred by Tenant in connection with the design and construction of the Tenant  Improvements;  (ii) the actual  contractor costs and charges for material and labor,  contractor's  profit,  overhead and general  conditions  incurred by Tenant in having the Tenant  Improvements  constructed in accordance with the Final Plans; (iii) governmental agency plan check,  permit and other fees and sales and use taxes;  (iv) testing and  inspection  costs;  and (v) any paint touch-up or repair work  necessary due to Tenant's  move into the  Premises.  Tenant hereby agrees to pay a fee to be paid to Landlord  equal to two percent  (2%) of all Tenant Work Costs for  administration  by Landlord of construction of the Tenant Improvements.

                  3.3      Work Costs shall also  include all costs  incurred  by Landlord in  performing  work for Tenant during  construction  of the Building  Shell or work  performed by Landlord at Tenant's  request and approved by Tenant in connection with the completion of the Tenant  Improvements  ("Additional  Work").  In the
event that Tenant  requests  Landlord to perform  Additional  Work associated with the Building Shell or Tenant
Improvements, the following procedure will apply:

a.       Tenant will provide a written  request for the  Additional  Work to be performed.  Tenant will provide drawings as required  for a clear and accurate  determination  of the  Additional  Work to be performed by Landlord.

b.       Landlord will estimate the cost of the Additional Work requested and will provide a written cost response for such work, including the management fee described in Section 3.2 above.

c.       Tenant shall approve the cost of the Additional Work and shall sign off on the cost estimate prior to Landlord's commencement of the Additional Work.

d.       Landlord shall submit an invoice for such Additional Work to Tenant upon Tenant's approval of the cost estimate authorizing such Additional Work.  Tenant will pay Landlord for Additional
                  Work within ten (10) days following its receipt of such invoice.

                  3.4      If the Final Plans or any  amendment  thereof or  supplement  thereto  shall require changes in the Base Building  Improvements,  the increased  cost of the Base  Building  Improvements  caused by such  changes  shall be charged  to Tenant as  Additional  Work.  The cost  thereof  shall  include  all direct architectural and/or engineering fees and expenses in connection therewith.

                  3.5      Landlord's  written  estimate  of the  cost  of  Additional  Work  shall  include  a reasonable  contingency of 10% to allow for changes in the Tenant  Improvements  and/or other  unforeseen costs and expenses arising after Tenant's approval thereof.

                  3.6      Any changes to the approved  Final Plans  ("Changes")  which are requested by Tenant or required by any  governmental  agency  shall be forwarded  to Landlord  for  approval.  Tenant shall pay the cost of the Changes in accordance  with the provisions of Section 3.1 above.  Any delay in the  construction of
Tenant  Improvements  as a result of Changes or payment of the cost thereof shall be a Tenant Delay (as defined in Section 7 below).

4.       Construction.

         4.1      In  connection  with  the  construction  of the  Tenant  Improvements,  each  party  shall be entitled  to rely upon the other  party's  construction  representative  who  shall be as  follows:  Landlord's
construction   representative   ("Landlord's   Construction   Representative"):Richard   E.   Quinn,   Tenant's
construction  representative ("Tenant's Construction  Representative"):Cornelius  "Casey" Baas. Each respective construction  representative  shall have the  authority  to make  binding  commitments  relative  to the Tenant
Improvements  on behalf of the party  appointing  such  construction  representative.  All  inquiries of Tenant pertaining  to  construction  of the  Building  Shell shall be directed in writing to  Landlord's  Construction
Representative.  A party may designate a substitute  construction  representative  by giving  written notice to the other  party at any  time.  Any  representatives  of  Tenant  who  desires  to visit  the  Premises  during construction of the Tenant Improvements must obtain the prior consent of Landlord and the General Contractor.

4.2      Early Access:  In the event Tenant  wishes to begin the Tenant  Improvements  prior to the  completion of the  Building  Shell by  Landlord,  Landlord  will permit such access so long as the  following  (the "Shell
Improvements") have been completed:

a.       All required insurance and permits for Tenant Improvements are in place and have been issued;

b.       All perimeter concrete pour back strips have been poured;

c.       Structural roof deck and the roof substantially weather tight;

d.       Perimeter walls have been erected and welded into place;

e.       Sprinkler  mains and  laterals  and  perimeter  glass and glazing  installation  work shall be ongoing
(provided,  that if  glazing  has not been  completed,  Landlord  shall  hang  plastic  sheeting  in all window openings in the Premises; and

f.       A punchlist for the Building Shell has been established as described in Section 5.

          Tenant  acknowledges  that the  foregoing  requirements  are for the  primary  benefit  of Tenant and
Tenant  will be  working in  cooperation  with  Landlord's  General  Contractor.  In the event  disputes  arise between Landlord's General Contractor and Tenant's  Contractor,  Tenant's right to early access to the Premises may be  terminated  by Landlord  without  notice with respect to the disputed  work area.  Any delays caused by
Tenant shall be considered a "Tenant Delay" (as hereinafter defined).

5.       Base  Building  Punch  List.  On  or  before  the  date  Tenant  begins  construction  of  the  Tenant
Improvements,   Landlord  shall  cause  its  General   Contractor  to  inspect  the  Premises  with  Landlord's
Construction  Representative and Tenant's  Construction  Representative and to complete a written punch list of unfinished items of Base Building  Improvements  prior to Tenant's  construction  mobilization in the Premises.
Landlord,  Landlords General  Contractor and Tenant's  Construction  Representative  shall execute said written punch list to indicate  approval thereof,  and Landlord shall cause its General  Contractor to correct all such punch list items with reasonable diligence.

6.       Schedule.  Preparation and approval of Tenant's  Schematic Space Plans,  Final Plans and the Work Cost
Estimate,  if any,  shall  proceed as indicated  below and each action shall be completed on or before the date herein specified.  Time is of the essence.

         Action                                   Responsibility                Due Date
         ------                                   --------------                --------

(i)      Submission of Tenant's                       Tenant                    Ten (10) days following
         Schematic Space Plans                                                  mutual execution of the
         to Landlord                                                            Lease

(ii)     Delivery of written                         Landlord                   Five (5) days following
         approval of Tenant's                                                   submittal of Tenant's
         Schematic Space Plans to                                               Schematic Space Plans
         Tenant (including any                                                  to Landlord
         necessary design revision comments)

(iii)    Submission of Final                          Tenant                    Twenty-one (21) days
         Plans to Landlord for                                                  following Landlord's
         approval                                                               approval of the Tenant's
                                                                                Schematic Space Plans

(iv)     Delivery of written                         Landlord                   Five (5) days following
         approval of Final Plans                                                submittal of Final Plans
         to Tenant including                                                    to Landlord
         any necessary design
         revision comments

7.       Delays.  If  Landlord  shall be  materially  delayed in  substantially  completing  the Base  Building
Improvements as a result of any of the following ("Tenant Delays"):

                  a.       Tenant's failure to complete any action item which is the  responsibility  of Tenant on or before  the due date  specified  in  Section 6 above to the  extent  that such failure is not caused by failure of Landlord to timely  perform its  obligations  in accordance with the schedule in Section 6, or

                  b.       Any  delay  of  Tenant  in  making  payment  to  Landlord  of  the  Additional  Work performed by Tenant as provided in Section 3.3 above, or

                  c.       Any other delay requested or caused by Tenant,

then the Lease Term  shall  nevertheless  commence  and the  Commencement  Date shall be the date it would have been had the delay not occurred.

8.       Final  Acceptance  of Tenants  Premises by Landlord.  Landlord's  acceptance  of the Premises with all
         Tenant Improvements shall be subject to Tenant's delivery to Landlord of the following:

a.       Building Permit;

b.       Certificate of Occupancy;

c.       Air Balance Report;

d.       List of Subcontractors;

e.       Subcontractors' Warranties/Guaranties;

f.       Ownership and Maintenance Manuals;

g.       "As-Built" plans and specifications;

h.       General Contractor's Warranty;

i.       Confirmation that punchlist items have been completed; and

j.       Final Lien Releases

9.       Miscellaneous.  Any default by Tenant under the terms of this Work Letter  shall  constitute a default under the Lease and shall  entitle  Landlord to exercise  all  remedies set forth  therein.  Both  Landlord and
Tenant agree to use reasonable  diligence in performing all of their  respective  obligations  and duties under this Work  Letter and in  proceeding  with the  construction  and  completion  of the  Building  and all Tenant
Improvements in the Premises.

LANDLORD:                                                     TENANT:

GATEWAY OFFICE FOUR, LLC,                   FRONTIER AIRLINES, INC., a
a Colorado limited liability company                          Colorado corporation

By:    GATEWAY BUSINESS PARK, LLC, a                 By:
                                                        -----------------------------------------
       Colorado limited liability company,                    Print Name:
                                                                         ---------------------------------
       its sole member                                        Print Title:
                                                                          --------------------------------

         By:
            -----------------------------------------
              Paul Powers, President and
              Authorized Signatory

                                                 ATTACHMENT 1
                                                 ------------
                                                TO EXHIBIT "D"
                                                --------------

                                              GATEWAY OFFICE FOUR

                                             REVISED SCOPE OF WORK

                                                 GATEWAY PARK
                                                 OFFICE CAMPUS

                                  SINGLE STORY, MULTI-TENANT OFFICE BUILDING

                                             4400 Kittredge Street
                                               Denver, Colorado

                                               December 8, 2000

GENERAL BUILDING SPECIFICATIONS:
--------------------------------

         Building Size:                                       Approximately 62,556 SF
                                                                            ------
         Site Description:                                    Lot 1, Block 1
         Clear Height:                                        12'
         Parking Spaces Provided:                             10:1,000 s.f.  (per Frontier's lease of 16,070
                                                              -------------
                                                              s.f.)
         Bay Sizes Per Layout:                                36' x 43'
         Automatic Fire Sprinkler System:                     V-N, fully sprinkled
         One Story
         Tilt-Up Concrete Wall Construction
         Roof Insulation:                                     R-12.5
         Wall Insulation:                                     None
         Electrical Service:                                  1600 amps, 3-phase, 480 volt
         Asphalt Paving:                                      6 " in parking area, 7"-fire lane
         Slab on Grade:                                       5"
         Foundation System:                                   Spread Footings
         Utilities:                                           2" water
                                                              6" sewer
         Roof Slope:                                          1/4" : 12"

                  NOTE:  The proposed Building does not have a designed HVAC system.

DIVISION 1 - GENERAL REQUIREMENTS

1.       On-site project superintendent
2.       Project management
3.       Field engineering and layout
4.       Concrete, soil compaction, steel, and soil observation/testing
5.       Project office, telephone, and sanitary facilities
6.       Clean-up and close-out
7.       Building permit and plan check fee
8.       State and local taxes
9.       Contractor's general liability
10.      Job site safety provisions
11.      Sewer and water and drainage fees
12.      Design:  Architectural, Structural, Civil Engineering, Plumbing, Electrical, Landscape

DIVISION 2 - SITEWORK
---------------------

1.   Clear and grub site
2.   Structural excavation and backfill
3.   Rough and fine grading as required
4.       Exterior sidewalks and handicap ramps.  Perimeter sidewalks adjacent to building will have positive drainage away from building
5.       6" full-depth  asphalt paving in the parking lot and 7 " full-depth  asphalt in the life safety access areas (subject to soils engineer approval)
6.   Parking lot striping and handicap markings
7.       Four (4) new curb cuts as shown on the site plan and all on-site curb and gutter is included
8.   Landscaping including seeding, irrigation, sodding, deciduous and evergreen trees and shrubs per landscape plan
9.       Site utilities including 6" sewer and 2" water service to building from Kittredge Street,
      Contractor to field verify underground utilities and curbs at perimeter of site
10.      No underslab gravel is included
11.      Fire hydrants are included per Denver Fire Department requirements

DIVISION 3 - CONCRETE
---------------------

1.   Foundations  to consist of spread  footings.  Actual design will be per the soils  investigation  prepared by Ground Engineering, Project Number 00-00271, dated September 5, 2000.

2.   Slab-on-grade for each area of the facility shall be as follows:

a.       Office area:  5" thick, 3,500 psi reinforced with 6/6 x 6/6 wwf on chairs and pumped
b.       Concrete accessories as required (i.e. control joints, expansion joint material, anchor bolts, sawcut, etc.)
3.   Sawcut shall be caulked in all exterior concrete paving
4.       Exterior walls shall be site-cast tilt-up panels.  Panels shall have smooth painted finish.
5.       All interior slabs will be soft cut appropriately after placement
6.       During construction, exposed earth at perimeter floor slab shall be protected from erosion

DIVISION 5 - METALS
-------------------

1.   Structural steel columns, truss girders, bar joists, "B" roof deck
2.   Miscellaneous steel as required including lintels, angles, bearing plates, handrails, stairs, etc.

DIVISION 6 - CARPENTRY
----------------------

1.   Rough framing material and labor (i.e. window openings, parapet walls, and miscellaneous blocking)
2.   Material and labor for carpentry, patching, hanging of doors/hardware and other miscellaneous finish carpentry

DIVISION 7 - THERMAL AND MOISTURE PROTECTION
--------------------------------------------

1.       Roof:  Ballasted 45 ML EPDM over 1.9" Isocyanurate roof insulation, R-12.5, tapered EPS insulation crickets at low wall, 10' wide perimeter high wind ballast, 10-year roof warranty
2.       No interior wall insulation is included
3.       Caulking and flashings as required
4.       Rigid insulation at perimeter foundation walls
5.       Open faced downspouts with conductor heads located to direct water away from office and door locations and not direct water under pavement areas or onto sidewalk
6.       No skylights
7.       Bilco roof scuttle with safety extension posts

DIVISION 8 - DOORS, WINDOWS, GLAZING
------------------------------------

1.       Exterior window system by Southwest Aluminum of 50% Kynar anodized bronze aluminum with 1" tinted gray I-6 insulated glazing.  3' x 7' storefront doors with mail slots
2.       Exterior storefront doors to match exterior glazing system, with panic bars if required by code
3.       Glazing to be light gray I-6 in color
4.       Hollow metal frames and doors at exterior as shown and doors to mechanical and electrical closets
5.       Hardware assumes 11/2" pair of hinges per door leaf with commercial-grade lever sets

DIVISION 9 - FINISHES
---------------------

1.       All exterior walls, metal doors and frames, exposed flashings, and other ferrous metals shall be painted
2.       Drywall and metal stud framed electrical and fire sprinkler room
3.       Knox box

DIVISION 15 - MECHANICAL
------------------------

1.   Plumbing system

     a.  Utilities to building include:
         Floor drain (sprinkler room)
         Clean outs
         Site clean out
         11/2" water line meter
         11/2" reduce pressure backflow preventor
         2" water line to building and domestic line
         Sprinkler backflow preventor
         6" sewer line to building and running through building as shown
         8" fire protection water line with 8" backflow preventor

2.       Complete Automatic Fire Sprinkler System:  NFPA 13 Ordinary Hazard Group II
     Assumed water flow data:                        Static:                      85 psi
                                                     Residual:                    80 psi
                                                     Flow:                      1250 gpm
3.       Gas to a central manifold to be designed at 2lbs throughout
4.       HVAC:  Complete HVAC System and  associated  rooftop unit  screening  (per approved RTU screen detail)
     responsibility of Tenant.

DIVISION 16 - ELECTRICAL
------------------------

1.       Service1600 amp, 120/208/480 volt, 3-phase with laterals at a common electrical room
2.       One (1) 1600 amp, 480 volt, 3-phase bussed gutter
     One (1) 100 amp, 480 volt, 3-phase disconnect
     30 KVA Transformer
3.   Lighting design:
a.       No interior lighting is included
b.       4" Telephone conduit from property line to building telephone room.
c.       Sign circuits/hook up to monument sign
d.       Flow/tamper switch hook up
e.       Outside horn/strobe hook up and Fire Alarm Panel
f.       4" PVC for future power underslab
g.       2" PVC for future phones underslab
h.       Plug phone board
i.       Plug by electrical room
j.       Plug by sprinkler clock
k.       Building perimeter and parking lot lighting

4.   Emergency Power - by Tenant - will require screening of unit at Tenant's cost

                                                         E-3

                                                                                                    Tenant Initials
                                                  EXHIBIT "E"
                                                  -----------

                                              GATEWAY OFFICE FOUR

                                        BUILDING RULES AND REGULATIONS

1.       Tenant, or its officers,  agents,  employees,  contractors or vendors,  shall not obstruct  sidewalks, doorways,  vestibules,  halls, corridors,  stairways,  lobbies and other common areas (the "Common Areas") with refuse,  furniture,  boxes,  or other  items.  The Common  Areas shall not be used for any  purpose  other than ingress and egress to and from the  Premises,  or for going from one part of the  Building  to another  part of the  Building.  Tenant's  doors to the Premises  shall not be blocked open and shall remain closed at all times unless first approved in writing by Landlord in its sole discretion.

2.       Plumbing,  fixtures and appliances shall be used only for the purposes for which  constructed,  and no unsuitable material shall be placed therein.

3.       No signs,  directories,  posters,  advertisements,  or  notices  shall be painted on or affixed to any portion of the  Building  or Premises or other parts of the  Building  or within  Tenant's  Premises  which are visible from any Common Areas or the Building  exterior,  except in such color,  size,  and style,  and in such places,  as shall be first approved in writing by Landlord,  which consent shall not be  unreasonably  withheld or delayed.  The Premises  shall be identified by a standard  suite sign which Landlord shall order at Tenant's expense.  Landlord  shall  have the right to remove  all  unapproved  signs  upon  prior  reasonable  notice to
Tenant,  at Tenant's  expense.  Landlord shall include one listing (or more at Landlord's sole  discretion) for
Tenant on its directory of Tenants.

4.       Except  as  otherwise  expressly  permitted  pursuant  to the  Lease,  Tenant  shall not do, or permit anything  to be done in or about  the  Building,  or  bring  or keep  anything  therein,  that  will in any way increase  the  possibility  of fire or  other  hazard  or  increase  rate of  fire or  other  insurance  on the
Building.  Tenant  shall not use or keep in the  Building any  inflammable  or explosive  fluid or substance or any  illuminating  materials.  No space  heaters or portable  fans shall be operated  in the  Building.  Tenant must submit to Landlord a  certificate  of Fire  Retardancy  for any fresh  evergreens  (i.e.  Christmas  tree, wreaths) to be brought onto the Premises.

5.       Tenant shall cooperate with Landlord in keeping the Premises neat and clean.

6.       Tenant  shall not  interfere,  injure or annoy in any way other  tenants in the  Building,  or persons having business with them.

7.       No animals  shall be brought into or kept in or about the  Building,  with the exception of seeing eye dogs.

8.       When  conditions are such that Tenant must dispose of small shipping  crates or boxes,  it will be the responsibility  of Tenant to break down and dispose of same in the refuse  container  designated  by  Landlord.
The disposal of large  shipping  crates or boxes (or other large  objects or  quantities),  which in Landlord's sole  determination  could overload the designated  refuse  container,  must be accommodated  through  Tenant's mover or vendor or may otherwise be prearranged through Landlord at an additional charge to Tenant's account.

9.       No machinery of any kind,  other than  ordinary  office  machines  such as  typewriters,  calculators, facsimile  equipment,  personal computer  equipment,  telephone PBX equipment,  servers and cleaning  equipment shall be operated on the Premises unless first approved in writing by Landlord in its sole discretion.

10.      No bicycles, motorcycles or similar vehicles will be allowed in the Building.

11.      After Normal Business Hours,  Landlord  reserves the right to exclude from the Building any person who does  not  possess  an  authorized  means  of  access  such  as a  key,  card  key,  or a  prearranged  written authorization  and who is otherwise  not an employee or guest of Tenant.  In no event shall Tenant allow access to the Premises or the Building to anyone other than its officers, agents, employees, guests or vendors.

12.      Canvassing,  soliciting and peddling in Common Areas, or otherwise  within the Building,  are strictly prohibited.  Unless otherwise  approved by Landlord in writing,  Tenant shall not use the Premises for the sale of  newspapers,  magazines,  periodicals  or theater  tickets to other  tenants in the  Building or the general public.  Tenant shall not use the Premises for any business or activity other than that  specifically  provided for in Tenant's lease.  Tenant shall not make  door-to-door  solicitation of business from other tenants in the
Building.

13.      Tenant shall  initially be given  fifteen (15) keys to the  Premises by  Landlord.  No  duplicates  of such keys shall be made by  Tenant.  Additional  keys  shall be  obtained  only from  Landlord,  at a fee to be determined by Landlord.  No additional  locks shall be placed upon any doors unless first  approved by Landlord in writing.  Upon  termination  of Tenant's  lease,  Tenant shall  surrender all keys to the Premises  (and, if applicable,  card keys) to Landlord  and shall  otherwise  give  Landlord the  combination  of all locks on the
Premises.

14.      Tenant will not locate  furnishings or cabinets  adjacent to mechanical or electrical access panels or over air  conditioning  outlets so as to prevent  operating  personnel  from servicing such units as routine or emergency  access  may  require.  Cost of moving  such  furnishings  for  Landlord's  access  will be billed to
Tenant.

15.      Subject to rights  granted to Tenant under the Lease,  Tenant shall comply with all parking  rules and regulations as posted and distributed by Landlord from time to time.

16.      No portion of the Building shall be used for the purpose of lodging rooms.

17.      Tenant  shall  not  waste  electricity,  water  or  other  utilities.  Tenant  will  comply  with  any governmental  energy-saving  rules,  laws or regulations of which Tenant has received notice.  Tenant agrees to cooperate  fully  with  Landlord  to  assure  the  effective  operation  of  the  Building's  heating  and  air conditioning.

18.      Vending  machines or  dispensing  machines  of any kind shall not be placed in the  Premises by Tenant other than for the sole use of Tenant and its  employees,  unless first  approved in writing by Landlord in its sole discretion.

19.      Landlord's  written approval,  which shall be at Landlord's  reasonable  discretion,  must be obtained prior to changing from the standard  blinds.  Landlord  will control all blinds and internal  lighting that may be  visible  from the  exterior  or  Common  Areas of the  Building  and shall  have the  right to  change  any unapproved blinds and lighting at Tenant's expense.

20.      Except as provided in the Lease,  Tenant shall not make any changes or  alterations  to any portion of the Building without  Landlord's prior written approval,  which may be given on such conditions as Landlord may require in its sole discretion.

21.      Tenant shall not use the name of the Building in connection  with or in promoting or  advertising  the business of Tenant except as Tenant's address,  without  Landlord's prior written approval,  which may be given on such conditions as Landlord may require in its sole discretion.

22.      Tenant shall comply with all safety,  fire  protection,  and  evacuation  procedures  and  regulations established  by Landlord or any  governmental  agency.  Landlord  has the right to evacuate the Building in the event of an emergency or  catastrophe.  Landlord  reserves the right to prevent access to the Building in cases of invasion,  mob, riot,  bomb threat,  public  excitement or other commotion by closing the doors or by taking other appropriate action.

23.      Tenant  assumes any and all  responsibility  for  protecting  the  Premises  from  theft,  robbery and pilferage, which includes keeping doors locked when the Premises are not fully inhabited.

24.      Smoking shall not be permitted in the building.  Smoking is permitted  outside the building;  however, smokers must utilize the ash urns which are located outside the building.

25.      Landlord has the right to designate a property  management  company to,  among other  things,  monitor and enforce the Rules and Regulations.

26.      Tenant is solely  responsible  for the cost to maintain and repair any and all "Above  Standard" items installed  within their  Premises  (i.e.,  computer  room air  conditioning  unit,  sinks,  garbage  disposals, dishwashers, custom locking devices, specialty lighting, private restroom fixtures, etc.).

27.      Landlord  reserves the right to rescind any of these rules and  regulations and to make such other and further rules and  regulations  as in its sole judgment  shall from time to time be required for the successful and  professional  operation of the  Building,  which rules shall be binding upon each tenant and its officers, agents, employees, guests and vendors upon delivery to tenant.

                                                         F-2

                                                                                                    Tenant Initials
                                                  EXHIBIT "F"
                                                  -----------

                                              GATEWAY OFFICE FOUR

                                            COMMENCEMENT MEMORANDUM

Frontier Airlines, Inc.

Re:      Commencement Memorandum

Dear                           :
     --------------------------

         With reference to that certain lease (the "Lease"),  dated December 15, 2000,  between  GATEWAY OFFICE
FOUR,  LLC, a Colorado  limited  liability  company  ("Landlord"),  and  Frontier  Airlines,  Inc.,  a Colorado
corporation  ("Tenant"),  you are  hereby  notified  of the  following.  All  capitalized  terms not  otherwise defined herein shall have the same meaning as set forth in the Lease.

1.       By execution  hereof,  you  acknowledge  and agree that all  improvements or other work required of us has been  satisfactorily  performed  and you hereby accept the Premises in full  compliance  with the terms and conditions of the Lease.

2.       The Commencement Date of the Lease was                , and the Lease will expire at midnight
                                                ---------------                                        ------------
, 20      , if not extended or renewed or terminated earlier pursuant to the Lease.
    ------

3.       The Premises consist of               (          ) square feet of Rentable Area.
                                --------------  ----------

4.       The prorated  amount of Base Rent and  Additional  Rent for  Operating  Expenses for the partial month
of                       is $               and $                  , respectively.
------------------------     --------------      ------------------

5.       The  amount of Base Rent and  Additional  Rent for  Operating  Expenses  for the first  full  month is
$                       and $                    , respectively.
-----------------------      --------------------

6.       On             , 20   , you deposited with us a security deposit in the amount of
           -------------    ---                                                            --------------------------------
 Dollars ($            ).
           ------------

7.       Pursuant to Exhibit "K" of the Lease,  you have under certain  conditions a restricted right to expand
the    Rentable    Area   of   the    Premises    to    thousand    (   )    square    feet    of    contiguous
                                                                     ---
rentable area adjacent to the Premises located on the                (          th) floor of the Building.
                                                     ---------------   ---------

         Except as may be amended  herein,  all terms and  conditions of the Lease shall continue in full force and  effect  and are  hereby  republished,  ratified,  and  reaffirmed  in their  entirety.  This  Commencement
Memorandum  shall be binding  upon and may be relied  upon by the  parties  hereto and their  respective  legal representatives, successors, and assigns.

                                                     Very truly yours,

                                                     GATEWAY OFFICE FOUR, LLC,
                                                     a Colorado limited liability company

                                                     By:      GATEWAY BUSINESS PARK, LLC, a
                                                              Colorado limited liability company,
                                                              its sole member
                                                              By:
                                                                 -----------------------------------------
                                                                       Paul Powers, President and
                                                                       Authorized Signatory

Acknowledged and agreed to
this        day of                      , 20    , by
    -------       ----------------------    ----
company, Member
Frontier Airlines, Inc., a Colorado corporation

By:
   --------------------------------------------------
Print Name:
           ------------------------------------------
Print Title:
            -----------------------------------------

                                                         G-1

                                                                                                    Tenant Initials
                                                  EXHIBIT "G"
                                                  -----------

                                              GATEWAY OFFICE FOUR

                                                   Reserved

                                                         H-3

                                                                                                    Tenant Initials
                                                  EXHIBIT "H"
                                                  -----------

                                              GATEWAY OFFICE FOUR

                                             ESTOPPEL CERTIFICATE

         With  reference to that certain lease (the "Lease") dated  December 15, 2000,  between  GATEWAY OFFICE
FOUR,  LLC, a  Colorado  limited  liability  company  ("Landlord")  and  Frontier  Airlines,  Inc.,  a Colorado
corporation  ("Tenant"),  you are  hereby  notified  of the  following.  All  capitalized  terms not  otherwise defined herein shall have the same meaning as set forth in the Lease.

         The undersigned  Tenant  certifies as follows to Landlord,  its actual and  prospective  assignees and lenders,  and all actual and  prospective  purchasers of the Building (each of whom is irrevocably  entitled to rely on this Estoppel Certificate):

1.       A true,  correct,  and complete  copy of the Lease  (including  all riders,  attachments,  amendments, and/or  exhibits  thereto) is attached to this  instrument as Attachment 1 and represents the entire  agreement between  the  Landlord  and Tenant  relating to the  Premises.  There are no oral or other  written  agreements between Landlord and Tenant relating to the Premises or the transaction contemplated by the Lease.

2.       Tenant has accepted  possession  of the Demised  Premises  under the Lease,  and the term of the Lease
commenced on                         , 20       and will expire on                  ,      .
             ------------------------    ------                   ------------------ ------

3.       By the terms of the Lease,  Tenant is presently  obligated to pay, without present right of defense or
offset,    monthly   base   rent   of   $   .   Additionally,    Tenant   is   to   reimburse    Landlord   for
                                         ---
______________________.  Tenant has no claim  against  Landlord for any rent paid more than thirty (30) days in
advance or any deposits or other sums other than                   .
                                                 ------------------

4.       Any  improvements  contemplated  by the Lease have been completed in their entirety in accordance with
the terms of the Lease, except for                         .
                                   ------------------------

5.       The address for notice to Tenant under the Lease is correct as of the date hereof.

6.       Tenant has no right of first  refusal,  option,  or other right to purchase  the  Premises or any part thereof, including, without limitation, the Premises.

7.       The execution of the Lease was duly authorized by Tenant,  is in full force and effect,  and is valid, binding,  and enforceable  against Tenant in accordance with its terms.  There exists no default,  nor state of facts  which with  notice,  the  passage of time,  or both,  could  mature into a default on the part of either
Tenant or Landlord, except for                                                                            .
                               ----------------------------------------------------------------------------

8.       There  has not been  filed by or  against  nor,  to  Tenant's  best  knowledge  and  belief,  is there threatened  against  or  contemplated  by  Tenant,  a petition  in  bankruptcy,  voluntary  or  otherwise,  any assignment  for the  benefit of  creditors,  any  petition  seeking  reorganization  or  arrangement  under the bankruptcy  laws of the United States or any state thereof,  or any other action brought under said  bankruptcy laws.

9.       Tenant has obtained all necessary  governmental  licenses and permits required to lawfully conduct its business at the Premises,  including,  but not limited to, business,  department of health, and safety licenses or permits.

10.      Tenant has not  assigned or  otherwise  transferred  its  interest in the Lease to any party or sublet any portion of the Premises.

11.      Pursuant  to the  Lease,  Tenant has  deposited  with  Landlord  a  security  deposit in the amount of
                                           Dollars ($             ).
------------------------------------------           -------------

12.      By the terms of the Lease,  Tenant has under certain  conditions a restricted  right of opportunity to
expand  the   Rentable   Area  of  the   Premises  to  thousand  (  )  square  feet  of   contiguous   rentable
area adjacent to the Premises located on the             (        th) floor of the Building.

         Except as may be amended  herein,  all terms and  conditions of the Lease shall continue in full force and effect and are hereby republished,  ratified,  and reaffirmed in their entirety.  This Certificate shall be binding  upon and may be  relied  upon by the  parties  hereto  and  their  respective  legal  representatives, successors, and assigns.

         IN WITNESS  WHEREOF,  the parties have  executed this  Certificate  as of the day and year first above written.

LANDLORD:                                                     TENANT:

GATEWAY OFFICE FOUR, LLC,                   FRONTIER AIRLINES, INC.,
a Colorado limited liability company                          a Colorado corporation

By:    GATEWAY BUSINESS PARK, LLC, a                 By:
                                                        -----------------------------------------
       Colorado limited liability company,                    Print Name:
                                                                         ---------------------------------
       its sole member                                        Print Title:
                                                                          --------------------------------

         By:
            -----------------------------------------
              Paul Powers, President and
              Authorized Signatory

STATE OF                            )
         ---------------------------
                                    )       ss.
COUNTY OF                           )
          --------------------------

         This     instrument    was     acknowledged     before    me    on    ,    20    by    PAUL    POWERS,
                                                                                      ----
Authorized Signatory for GATEWAY OFFICE FOUR, LLC, a Colorado limited liability company.

                                                     (Signature of Notarial Officer)
(Seal, if any)                                       (My Commission Expires                      )
                                                                           ----------------------

STATE OF                            )
         ---------------------------
                                    )       ss.
COUNTY OF                           )
          --------------------------

         This instrument was acknowledged before me on                          , 20     by
                                                       -------------------------    ----    ----------------------------------------
 as                                          of                                                  .
    ----------------------------------------    -------------------------------------------------

                                                     (Signature of Notarial Officer)
         (Seal, if any)                              (My Commission Expires                      )
                                                                           ----------------------

                                                 ATTACHMENT 1
                                                 ------------
                                                TO EXHIBIT "H"
                                                --------------

                                              GATEWAY OFFICE FOUR

                                                LEASE AGREEMENT

                                                         I-3

                                                                                                    Tenant Initials
                                                  EXHIBIT "I"
                                                  -----------

                                              GATEWAY OFFICE FOUR

                           SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT

         THIS  SUBORDINATION,  NON-DISTURBANCE,  AND  ATTORNMENT  AGREEMENT  (this  "Agreement")  is made  this
                 day of                              , 20       , by and among
----------------        -----------------------------    -------               ------------------------------------
 (collectively  with its  assignee(s),  "Lender"),  GATEWAY  OFFICE  FOUR,  LLC, a Colorado  limited  liability
-
company ("Landlord"),  and FRONTIER AIRLINES,  INC., a Colorado corporation ("Tenant") with respect to (i) that certain  Lease  Agreement  dated  December  15,  2000 (the  "Lease,"  and the  premises  subject  thereto,  the
"Premises")  made by and between  Landlord and Tenant;  and (ii) the loan or proposed loan (the "Loan") made or to be made by Lender and secured or to be secured by a deed of trust and/or other security  instrument(s)  (the
"Deed of Trust") upon the real property which the Premises is situated on (the "Real Property").

         NOW, THEREFORE, the parties agree as follows:

1.       Subordination.  The  Lease,  all  renewals  or  modifications  thereto,  and  all of  Tenant's  rights thereunder, shall be subordinate to the rights of the Lender under the Deed of Trust.

2.       Attornment.  Tenant shall attorn to and recognize  any purchaser at a foreclosure  sale under the Deed of Trust,  any  transferee  who acquired the Real Property by deed in lieu of  foreclosure,  and the successors and assigns of such purchaser,  as its landlord for the unexpired  balance (and any  extensions,  if exercised)
of the Lease, on the same terms and conditions as are set forth in the Lease.

3.       Non-Disturbance.  If it becomes  necessary to foreclose the Deed of Trust,  or if a purchaser or other transferee  acquires the Real  Property in  accordance  with  Paragraph 2, the Lease shall remain in full force and effect and  neither  Lender nor such other  transferee  shall  terminate  the Lease,  nor  interfere  with, abridge,  or limit  Tenant's  use,  possession,  or  enjoyment  of the  Premises or any of Tenant's  rights and privileges  under the Lease,  nor join Tenant in summary or  foreclosure  proceedings.  The preceding  sentence shall  apply  only  so long as  Tenant  is not in  material  default  under  any of the  terms,  covenants,  or conditions of the Lease beyond any applicable grace or cure period.

4.       Effects of Succession of Lender to Landlord's  Interest in the Real  Property.  If Lender  succeeds to the  interest  of  Landlord  under the Lease,  Lender  shall not be: (i) liable for any act or  omission of any prior landlord  (including  Landlord);  (ii) liable for the return of any security  deposit unless such deposit has been  delivered  to Lender by Landlord or is in an escrow fund  available to Lender;  (iii)  subject to any offsets or defenses that Tenant might have against any prior landlord (including  Landlord);  (iv) bound by any rent or  additional  rent that  Tenant  might have paid for more than the current  month to any prior  landlord
(including  Landlord);  (v) bound by any  amendment,  modification,  or  termination  of the Lease made without
Lender's  consent;  or (vi) bound by any termination of the Lease given by Landlord to Tenant without  Lender's prior  written  consent,  except for any option  originally  granted to Tenant in the Lease to terminate all or any portion of the Lease.

5.       Payments  by Tenant  Upon  Landlord  Default.  Landlord  has agreed  under the Deed of Trust and other documents  pertaining  to the Loan that  rentals  payable  under the Lease shall be paid  directly by Tenant to
Lender upon  default by Landlord  under the Deed of Trust.  After  receipt of notice from Lender to Tenant that rentals  under the Lease shall be paid to Lender,  Tenant shall pay to Lender,  or at the  direction of Lender, all  monies  due or to  become  due to  Landlord  under the  Lease.  Tenant  shall  have no  responsibility  to ascertain  whether  such  demand by Lender  is  permitted  under  the Deed of  Trust,  or to  inquire  into the existence of a default.  Landlord  hereby waives any right,  claim, or demand it may now have or hereafter have against  Tenant by reason of such payment to Lender,  and any such payment shall  discharge  the  obligation of
Tenant to make such payment to Landlord,  and Tenant  shall make such  payment  notwithstanding  any claim from
Landlord that no default by Landlord  exists.  Lender shall defend,  indemnify,  and save Tenant  harmless from any claims,  losses,  expenses, or liabilities  (including reasonable attorney fees and other costs of defense)
asserted by Landlord arising out of Tenant's complying with Lender's instructions under this Paragraph.

6.       Notice and Right to Cure to Lender of Defaults by Landlord  Under  Lease.  Tenant  shall give  Lender, by certified  mail,  return receipt  requested,  or by commercial  overnight  delivery  service,  a copy of any notice of default  Tenant  serves on Landlord.  If Landlord  shall have failed to cure such default  within the time  provided for in the Lease,  then Lender shall have an  additional  ten (10) days within which to cure any default  capable to being cured by the  payment of money and an  additional  thirty  (30) days within  which to cure any other  default.  If such  default  cannot be cured  within  that  time,  then  Lender  shall have such additional  time as may be  reasonably  and  commercially  necessary to cure such default if within such thirty
(30) days Lender has commenced and is diligently  pursuing remedies necessary to cure such default  (including, but not limited to,  commencement  of foreclosure  proceedings,  if necessary),  in which event the Lease shall not be terminated while such remedies are being diligently pursued.

7.       Successors  and  Assigns.  This  Agreement  shall be binding on and shall  inure to the benefit of the parties hereto and their successors and assigns.

         IN WITNESS  WHEREOF,  the parties  hereto have  executed  this  Agreement as of the day and year first above written.

LENDER:

By:
   --------------------------------------------------
Its:
    -------------------------------------------------

LANDLORD:                                                     TENANT:

GATEWAY OFFICE FOUR, LLC,                   FRONTIER AIRLINES, INC.,
a Colorado limited liability company                          a Colorado corporation

By:    GATEWAY BUSINESS PARK, LLC, a                 By:
                                                        -----------------------------------------
       Colorado limited liability company,                    Print Name:
                                                                         ---------------------------------
       its sole member                                        Print Title:
                                                                          --------------------------------

         By:
            -----------------------------------------
              Paul Powers, President and
              Authorized Signatory

STATE OF                            )
         ---------------------------
                                    )       ss.
COUNTY OF                           )
          --------------------------

         This instrument was acknowledged before me on                             by
                                                       ---------------------------    ----------------------------------------------
as                                  of                                  .
   --------------------------------    ---------------------------------

                                                     (Signature of Notarial Officer)
(Seal, if any)                                       (My Commission Expires                      )
                                                                           ----------------------

STATE OF                            )
         ---------------------------
                                    )       ss.
COUNTY OF                           )
          --------------------------

         This     instrument    was     acknowledged     before    me    on    ,    20    by    PAUL    POWERS,
                                                                                      ----
Authorized Signatory of GATEWAY OFFICE FOUR, LLC, a Colorado limited liability company.

                                                     (Signature of Notarial Officer)
(Seal, if any)                                       (My Commission Expires                      )
                                                                           ----------------------

STATE OF                            )
         ---------------------------
                                    )       ss.
COUNTY OF                           )
          --------------------------

         This instrument was acknowledged before me on                          by
                                                       ------------------------    ----------------------------------------
as                                   of                                         .
   ---------------------------------    ----------------------------------------

                                                     (Signature of Notarial Officer)
(Seal, if any)                                       (My Commission Expires                      )
                                                                            ---------------------

                                                         J-1

                                                                                                    Tenant Initials
                                                  EXHIBIT "J"
                                                  -----------

                                              GATEWAY OFFICE FOUR

                                                   Reserved

                                                         K-3

                                                                                                    Tenant Initials
                                                  EXHIBIT "K"
                                                  -----------

                                              GATEWAY OFFICE FOUR

                                             RIGHT OF FIRST OFFER

         THIS RIGHT OF FIRST  OFFER is attached  to the Lease  between  GATEWAY  OFFICE  FOUR,  LLC, a Colorado limited liability company ("Landlord") and FRONTIER AIRLINES, INC., a Colorado corporation ("Tenant").

1.       Provided at least one year  remains on the Lease Term,  Tenant  shall have a right of first offer with respect to any  contiguous  Rentable  Area  adjacent to the Premises  which become vacant during the Lease Term
(the "First  Offer  Space") as outlined  on  Attachment  1 to this  Exhibit of the Lease.  Notwithstanding  the foregoing  (i) such first offer  right of Tenant  shall  commence  only  following  the  expiration  or earlier termination of any existing lease  pertaining to each such  particular  First Offer Space,  and the first lease pertaining  to  each  such  First  Offer  Space  entered  into  by  Landlord  after  the  date  of  this  Lease
(collectively,  the "Superior Leases"),  including any renewal of such existing or future lease, whether or not such renewal is pursuant to an express  written  provision in such lease,  and  regardless  of whether any such renewal is consummated  pursuant to a lease amendment or a new lease,  and (ii) such first offer right shall be subordinate and secondary to all rights of expansion,  first refusal,  first offer or similar rights granted to
(1) other  tenants of the  Building  leasing  more  Rentable  Area in the  Building  than that leased to Tenant hereunder,  or (2) the tenants of the Superior Leases (the rights  described in items (i) and (ii), above to be known  collectively as "Superior  Rights").  Tenant's right of first offer shall be on the terms and conditions set forth in this Exhibit "K."

2.       Landlord shall notify Tenant from time to time when Landlord  determines  that Landlord shall commence the  marketing of any First Offer Space because such space shall become  available for lease to third  parties, where no  holder of a  Superior  Right  desires  to lease  such  space.  Landlord  shall  notify  Tenant of the availability  of and offer to lease to Tenant  First  Offer Space by delivery to Tenant of a notice (the "First
Offer Space Option Notice"),  which shall (i) describe the specific First Offer Space, (ii) contain  Landlord's its determination of the amount of the fair market rent for such First Offer Space, which  determination  shall be in the discretion of Landlord and shall be final,  (iii)  disclose the then existing  state of  improvements and  condition  of such  space,  (iv)  specify  the length of the term which  Landlord is willing to lease such
First Offer Space,  and (v) set forth the approximate  date Tenant would be entitled to take possession of such space.  Tenant  shall have ten (10)  business  days from  receipt of the First  Offer  Space  Option  Notice to accept or reject the offer for all of such  space.  Tenant may  exercise  its right only as to all of any First
Offer Space  offered to Tenant and only on the terms and  conditions  set forth in the First Offer Space Option
Notice.  Any  attempt to exercise  its offer to less than all of any First Offer Space  offered to Tenant or on terms or  conditions  other  than as set forth in the First  Offer  Space  Expansion  Notice  shall be null and void.  If Tenant  accepts the offer,  such space shall  become part of the  Premises  and Tenant shall be bound with  respect to such space by the terms and  conditions  of this  Lease,  as modified by the First Offer Space
Option Notice.  If Tenant does not notify  Landlord  within such ten (10) business days of Tenant's  acceptance of the offer for all of such  space,  then  Landlord  shall  thereafter  have the right to lease such space not taken by Tenant to other  persons on such terms and  conditions  as Landlord may elect;  provided,  that in the event any of the  financial  terms set forth in the First Offer Space  Option  Notice are modified by more than ten (10%)  percent  within a period of one hundred  twenty (120) days  subsequent  to the delivery of the First
Offer Space Option  Notice to Tenant,  or in the event that  Landlord has not entered into a lease with a third party during such one hundred  twenty (120) day period,  then before  entering into a lease with a third party,
Landlord  shall  deliver a First Offer Space Option Notice to Tenant to afford Tenant  another  opportunity  to evaluate  such  revised  terms or to  reconsider  its  desire to lease the First  Offer  Space on the terms and conditions previously offered by Landlord to Tenant.

3.       If  Tenant  timely  exercises  Tenant's  right to lease  the First  Offer  Space as set forth  herein,
Landlord  and Tenant  shall  execute an  amendment  adding  such First  Offer Space to this Lease upon the same non-economic  terms and  conditions  as  applicable  to the initial  Premises  (other than  Tenant's  Option to
Terminate,  which  shall not apply to Tenant's  lease of the First Offer  Space),  and the  economic  terms and conditions  as provided in this Exhibit  "K."  Thereafter,  the total Base Rent payable  under this Lease shall be the sum of the Base  Rent for all  First  Offer  Space  added to the  Premises  plus the Base  Rent  already payable  under the Lease.  Tenant shall  commence  payment of Base Rent for the First Offer Space and the Lease
Term of the First Offer Space shall commence upon the date of delivery of such space to Tenant.

4.       Tenant  shall  accept all First Offer Space in its then  "as-is"  condition  as disclosed in the First
Offer Space Option  Notice and Landlord  shall not be required to perform any work or furnish any  materials in order to prepare  such First  Offer  Space for  Tenant's  occupancy.  Tenant  shall be  entitled  to  construct improvements  in the First Offer Space in  accordance  with the  provisions  of this Lease  including,  without limitation, Exhibit "D" hereof.

5.       The rights set forth in this Exhibit "K," and Landlord's  obligations with respect  thereto,  shall be personal to the original  Tenant and any assignee to which the original  Tenant's entire interest in this Lease has been  assigned  pursuant to the Lease and may only be  exercised by the  original  Tenant or such  assignee
(but not any  subtenant or other person or entity).  The right of first offer  granted  herein shall  terminate as to a  particular  First Offer  Space upon the  failure by Tenant to  exercise  its right of first offer with respect  to such First  Offer  Space as offered by  Landlord.  Tenant  shall not have the right to lease  First
Offer  Space  if,  as of the date of the  attempted  exercise  of any right of first  offer by  Tenant,  or, at
Landlord's  option,  as of the  scheduled  date of delivery  of such First Offer Space to Tenant,  Tenant is in default under this Lease after any applicable notice and cure periods.

                                                    ATTACHMENT 1
                                                    ------------
                                                TO EXHIBIT "K"
                                                --------------

                                              GATEWAY OFFICE FOUR

                                               FIRST OFFER SPACE